                                                                     EXHIBIT 4.1

================================================================================



                                   Indenture


                          Dated as of April 15, 1997


                                     among


                              TULTEX CORPORATION
                                   as Issuer


                                  AKOM, LTD.,
                            DOMINION STORES, INC.,
                              LOGOATHLETIC, INC.,
                         LOGOATHLETIC/HEADWEAR, INC.,
                            SWEATJET INCORPORATED,
                            TULTEX CANADA, INC. and
                          TULTEX INTERNATIONAL, INC.,
                                 as Guarantors

                                      and

                     FIRST UNION NATIONAL BANK OF VIRGINIA
                                  as Trustee


                                --------------

                                  $75,000,000



                         9 5/8% Senior Notes due 2007


================================================================================

                             CROSS-REFERENCE TABLE


Trust Indenture                                                          Indenture
  Act Section                                                             Section
---------------                                                          ---------
(S)310(a)(1) ..........................................................   509
      (a)(2) ..........................................................   509
      (a)(3) ..........................................................   Not Applicable
      (a)(4) ..........................................................   Not Applicable
      (a)(5) ..........................................................   Not Applicable
      (b) .............................................................   508, 510
      (c) .............................................................   Not Applicable
(S)311(a) .............................................................   513
      (b) .............................................................   513
      (c) .............................................................   Not Applicable
(S)312(a) .............................................................   601, 602(a)
      (b) .............................................................   602(b)
      (c) .............................................................   602(c)
(S)313(a) .............................................................   603(a)
      (b) .............................................................   603(a)
      (c) .............................................................   603(a)
      (d) .............................................................   603(b)
(S)314(a) .............................................................   604
      (b) .............................................................   Not Applicable
      (c)(1) ..........................................................   102
      (c)(2) ..........................................................   102
      (c)(3) ..........................................................   Not Applicable
      (d) .............................................................   Not Applicable
      (e) .............................................................   102
(S)315(a) .............................................................   501
      (b) .............................................................   502
      (c) .............................................................   501
      (d) .............................................................   501
      (d)(1) ..........................................................   501
      (d)(2) ..........................................................   501
      (d)(3) ..........................................................   501
      (e) .............................................................   414
(S)316(a) .............................................................   101
      (a)(1)(A) .......................................................   412
      (a)(1)(B) .......................................................   413
      (a)(2) ..........................................................   Not Applicable
      (b) .............................................................   408
(S)317(a)(1) ..........................................................   403
      (a)(2) ..........................................................   404
      (b) .............................................................   903
(S)318(a) .............................................................   105

-----------------

Note: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture.

                               TABLE OF CONTENTS


                                                                                              Page
                                                                                              ----
                                  ARTICLE ONE

            Definitions and Other Provisions of General Application
SECTION 101.   Definitions...................................................................... 1
SECTION 102.   Compliance Certificates and
                  Opinions......................................................................18
SECTION 103.   Form of Documents Delivered to
                  Trustee.......................................................................19
SECTION 104.   Notices..........................................................................19
SECTION 105.   Conflict with Trust Indenture Act................................................20
SECTION 106.   Effect of Headings and Table of
                  Contents......................................................................20
SECTION 107.   Successors and Assigns...........................................................21
SECTION 108.   Separability Clause..............................................................21
SECTION 109.   Benefits of Indenture............................................................21
SECTION 110.   Governing Law....................................................................21
SECTION 111.   Legal Holidays...................................................................21
SECTION 112.   Agent for Service; Submission to
                  Jurisdiction; Waiver of
                  Immunities....................................................................21
SECTION 113.   No Recourse Against Others.......................................................22
SECTION 114.   Rules by Trustee and Agents......................................................22
SECTION 115.   No Adverse Interpretation of Other
                  Agreements....................................................................22
SECTION 116.   Trustee as Paying Agent and
                  Security Registrar............................................................23
SECTION 117.   Acceptance of Trust..............................................................23

                                  ARTICLE TWO

                                The Securities

SECTION 201.   Form and Dating..................................................................23
SECTION 202.   Execution and Authentication.....................................................25
SECTION 203.   Registrar and Paying Agent.......................................................26
SECTION 204.   Paying Agent To Hold Money in
                  Trust.........................................................................26
SECTION 205.   Securityholder Lists.............................................................26
SECTION 206.   Transfer and Exchange............................................................27
SECTION 207.   Replacement Securities...........................................................36

-----------------

Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.


                                                                                              Page
                                                                                              ----
SECTION 208.   Temporary Securities.............................................................37
SECTION 209.   Cancellation.....................................................................38
SECTION 210.   Defaulted Interest...............................................................38
SECTION 211.   CUSIP or CINS Number.............................................................39
SECTION 212.   Payments of Interest.............................................................39

                                 ARTICLE THREE

                          Satisfaction and Discharge

SECTION 301.   Satisfaction and Discharge of
                  Indenture.....................................................................40
SECTION 302.   Application of Trust Money.......................................................41

                                 ARTICLE FOUR

                                   Remedies

SECTION 401.   Events of Default................................................................42
SECTION 402.   Acceleration of Maturity;
                  Rescission and Annulment......................................................44
SECTION 403.   Collection of Indebtedness and
                  Suits for Enforcement by
                  Trustee.......................................................................45
SECTION 404.   Trustee May File Proofs of Claim.................................................46
SECTION 405.   Trustee May Enforce Claims Without
                  Possession of Securities......................................................46
SECTION 406.   Application of Money Collected...................................................47
SECTION 407.   Limitation on Suits..............................................................47
SECTION 408.   Unconditional Right of Holders To
                  Receive Principal, Premium and
                  Interest......................................................................48
SECTION 409.   Restoration of Rights and Remedies...............................................48
SECTION 410.   Rights and Remedies Cumulative...................................................48
SECTION 411.   Delay or Omission Not Waiver.....................................................49
SECTION 412.   Control by Holders...............................................................49
SECTION 413.   Waiver of Past Defaults..........................................................49
SECTION 414.   Undertaking for Costs............................................................50
SECTION 415.   Waiver of Stay or Extension Laws.................................................50

                                 ARTICLE FIVE

                                  The Trustee

SECTION 501.   Certain Duties and
                  Responsibilities..............................................................51
SECTION 502.   Notice of Default................................................................51
SECTION 503.   Certain Rights of Trustee........................................................51
SECTION 504.   Not Responsible for Issuance of
                  Securities....................................................................52


                                                                                              Page
                                                                                              ----
SECTION 505.   May Hold Securities..............................................................53
SECTION 506.   Money Held in Trust..............................................................53
SECTION 507.   Compensation and Reimbursement...................................................53
SECTION 508.   Disqualification; Conflicting
                  Interests.....................................................................54
SECTION 509.   Corporate Trustee Required;
                  Eligibility...................................................................54
SECTION 510.   Resignation and Removal;
                  Appointment of Successor......................................................54
SECTION 511.   Acceptance of Appointment by
                  Successor.....................................................................55
SECTION 512.   Merger, Conversion, Consolidation
                  or Succession to Business.....................................................56
SECTION 513.   Preferential Collection of Claims
                  Against the Company and Any
                  Guarantor.....................................................................56

                                  ARTICLE SIX

             Holders' Lists and Reports by Trustee and the Company

SECTION 601.   Company To Furnish Trustee Names
                  and Addresses of Holders......................................................57
SECTION 602.   Preservation of Information;
                  Communication to Holders......................................................57
SECTION 603.   Reports by Trustee...............................................................58
SECTION 604.   Reports by Company...............................................................58

                                 ARTICLE SEVEN

                           Consolidation and Merger

SECTION 701.   Mergers, Consolidations and Certain
                  Sales of Assets...............................................................58
SECTION 702.   Successor Substituted............................................................60

                                 ARTICLE EIGHT

                            Supplemental Indentures

SECTION 801.   Supplemental Indentures Without
                  Consent of Holders............................................................60
SECTION 802.   Supplemental Indentures with
                  Consent of Holders............................................................61
SECTION 803.   Execution of Supplemental
                  Indentures....................................................................62
SECTION 804.   Effect of Supplemental Indentures................................................62
SECTION 805.   Conformity with Trust Indenture
                  Act...........................................................................63


                                                                            Page
                                                                            ----
SECTION 806.   Reference in Securities to
                  Supplemental Indentures.....................................63
SECTION 807.   Revocation and Effect of Consents..............................63

                                 ARTICLE NINE

                                   Covenants

SECTION 901.   Payment of Principal, Premium and
                  Interest....................................................64
SECTION 902.   Maintenance of Office or Agency................................64
SECTION 903.   Money for Security Payments To Be
                  Held in Trust...............................................65
SECTION 904.   Existence......................................................66
SECTION 905.   Maintenance of Properties......................................67
SECTION 906.   Payment of Taxes and Other Claims..............................67
SECTION 907.   Maintenance of Insurance.......................................67
SECTION 908.   Limitation on Indebtedness.....................................68
SECTION 909.   Additional Limitation on Subsidiary
                  Indebtedness................................................70
SECTION 910.   Limitation on Restricted Payments..............................70
SECTION 911.   Limitations Concerning
                  Distributions and Transfers by
                  Subsidiaries................................................73
SECTION 912.   Limitation on Liens............................................73
SECTION 913.   Limitation on Sale and Leaseback
                  Transactions................................................75
SECTION 914.   Limitation on Issuance and Sale of
                  Capital Stock of Subsidiaries...............................75
SECTION 915.   Transactions with Affiliates and
                  Related Persons.............................................75
SECTION 916.   Limitation on Certain Asset
                  Dispositions................................................76
SECTION 917.   Change of Control..............................................78
SECTION 918.   Provision of Financial Information.............................78
SECTION 919.   Statement by Officers as to
                  Default; Compliance
                  Certificates................................................80
SECTION 920.   Special Covenants of the
                  Guarantors..................................................80

                                  ARTICLE TEN


                           Redemption of Securities

SECTION 1001.  Right of Redemption............................................81
SECTION 1002.  Applicability of Article.......................................81
SECTION 1003.  Election To Redeem; Notice to
                  Trustee.....................................................81


                                                                            Page
                                                                            ----
SECTION 1004.  Selection by Trustee of Securities
                  To Be Redeemed..............................................81
SECTION 1005.  Notice of Redemption...........................................82
SECTION 1006.  Deposit of Redemption Price....................................82
SECTION 1007.  Securities Payable on Redemption
                  Date........................................................83
SECTION 1008.  Securities Redeemed in Part....................................83

                                ARTICLE ELEVEN

                                   Guarantee

SECTION 1101.  Unconditional Guarantee........................................83
SECTION 1102.  Severability...................................................84
SECTION 1103.  Release of a Guarantor.........................................84
SECTION 1104.  Limitation of Guarantor's
                  Liability...................................................85
SECTION 1105.  Contribution...................................................85
SECTION 1106.  Execution of Guarantee.........................................86
SECTION 1107.  Additional Guarantors..........................................86
SECTION 1108.  Subordination of Subrogation and
                  Other Rights................................................87

                                ARTICLE TWELVE

                      Defeasance and Covenant Defeasance

SECTION 1201.  Defeasance and Covenant Defeasance.............................87
SECTION 1202.  Application of Trust Money.....................................90
SECTION 1203.  Reinstatement..................................................90

SIGNATURES

EXHIBIT A - Form of Security................................................ A-1
EXHIBIT B - Form of Certificate of Transfer................................. B-1
EXHIBIT C - Form of Certificate of Exchange................................. C-1

          INDENTURE, dated as of April 15, 1997, among TULTEX CORPORATION, a Virginia corporation, AKOM, LTD., a Cayman Islands, British West Indies corporation, DOMINION STORES, INC., a Virginia corporation, LOGOATHLETIC, INC., a Virginia corporation, LOGOATHLETIC/HEADWEAR, INC., a Massachusetts corporation, SWEATJET INCORPORATED, a Virginia corporation, TULTEX CANADA, INC., a Canadian corporation, TULTEX INTERNATIONAL, INC., a Virginia corporation, and FIRST UNION NATIONAL BANK OF VIRGINIA, as trustee.

          Each party hereto agrees as follows for the benefit of each other party and for the equal and ratable benefit of the Holders of the Company's 9 5/8% Senior Notes due 2007:


                                  ARTICLE ONE

                       Definitions and Other Provisions
                            of General Application


SECTION 101.  Definitions.
              -----------

          For purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

          (4) all references to dollars or "$" are to U.S. dollars;

          (5) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

          (6) provisions apply to successive events and transactions.

          "Additional Interest" shall have the meaning set forth in the Registration Rights Agreement.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Agent" means any Registrar, Paying Agent or co-Registrar. See Section 203.

          "Applicable Procedures" means with respect to any transfer or exchange of interests in a Global Security, the rules and procedures of DTC, Euroclear or Cedel that apply to such transfer or exchange.

          "Asset Disposition" means any sale, transfer or other disposition of
(i) shares of Capital Stock of a Subsidiary of the Company (other than directors' qualifying shares) or (ii) property or assets of the Company or any Subsidiary of the Company; provided, however, that an Asset Disposition shall
                           --------  -------
not include (a) any sale, transfer or other disposition of shares of Capital Stock, property or assets by a Subsidiary of the Company to the Company or to another Subsidiary of the Company, (b) any sale, transfer or other disposition of defaulted receivables for collection or any sale, transfer or other disposition of property or assets in the ordinary course of business or (c) any isolated sale, transfer or other disposition that does not involve aggregate consideration in excess of $250,000 individually.

          "Average Life" means, as of the date of determination, with respect to any Indebtedness for borrowed money or Preferred Stock, the quotient obtained by dividing (i) the sum of the products of the number of years from the date of determination to the dates of each successive scheduled principal or liquidation value payments of such Indebtedness or Preferred Stock, respectively, and the amount of such principal or liquidation value payments, by (ii) the sum of all such principal or liquidation value payments.

          "Board of Directors" of any Person means either the board of directors of such Person or any duly authorized committee of that board.

          "Board Resolution" of any Person means a copy of a resolution certified by the Secretary or an Assistant Secretary of such Person to have been duly adopted by the Board of Directors of such Person and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York, New York or the Commonwealth of Virginia are authorized or obligated by law or executive order to close.

          "Capital Lease Obligations" of any Person means the obligations to pay rent or other amounts under a lease of (or other Indebtedness arrangements conveying the right to use) real or personal property of such Person which are required to be classified and accounted for as a capital lease or liability on the face of a balance sheet of such Person in accordance with GAAP. The amount of such obligations shall be the capitalized amount thereof in accordance with GAAP and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

          "Capital Stock" of any Person means any and all shares, interests, participations or other equivalents (however designated) of corporate stock of such Person (including any Preferred Stock outstanding on the Issue Date).

          "Cedel" means Cedel Bank, societe anonyme.

          "Change of Control" has the meaning specified in Section 917.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Common Stock" of any Person means Capital Stock of such Person that does not rank prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

          "Company" means Tultex Corporation, a Virginia corporation, and any successor thereof.

          "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

          "Consolidated Cash Flow Available for Fixed Charges" of any Person means for any period the Consolidated Net Income of such Person for such period increased by the sum of (i) Consolidated Interest Expense of such Person for such period, plus (ii) Consolidated Income Tax Expense of such Person for such period, plus (iii) the consolidated depreciation and amortization expense included in the income statement of such Person for such period, plus (iv) other non-cash charges of such Person for such period deducted from consolidated revenues in determining Consolidated Net Income for such period, minus (v) non-cash items (including the partial or entire reversal of reserves taken in prior periods) of such Person for such period increasing consolidated revenues in determining Consolidated Net Income for such period.

          "Consolidated Cash Flow Ratio" of any Person means for any period the ratio of (i) Consolidated Cash Flow Available for Fixed Charges of such Person for such period to (ii) the sum of (A) Consolidated Interest Expense of such Person for such period, plus (B) the annual interest expense with respect to any Indebtedness proposed to be Incurred by such Person or its Subsidiaries, minus
(C) Consolidated Interest Expense of such Person to the extent included in clause (ii)(A) with respect to any Indebtedness that will no longer be out-standing as a result of the Incurrence of the Indebtedness proposed to be Incurred, plus (D) the annual interest expense with respect to any other Indebtedness Incurred by such Person or its Subsidiaries since the end of such period to the extent not included in clause (ii)(A), minus (E) Consolidated Interest Expense of such Person to the extent included in clause (ii)(A) with respect to any Indebtedness that no longer is outstanding as a result of the Incurrence of the Indebtedness referred to in clause (ii)(D); provided, however,
                                                              --------  -------
that in making such computation, the Consolidated Interest Expense of such Person attributable to interest on any Indebtedness bearing a floating interest rate shall be computed on a pro forma basis as if the rate in effect on the date of computation (after giving effect to any hedge in respect of such Indebtedness that will, by its terms, remain in effect until the earlier of the maturity of such Indebtedness or the date one year after the date of such determination) had been the applicable rate for the entire period; provided further that, in the
                                                -------- -------
event such Person or its Subsidiaries has made Asset Dispositions or acquisitions of assets not in the ordinary course of business (including acquisitions of other Persons by merger, consolidation or purchase of Capital Stock) during or after such period, such computation shall be made on a pro forma basis as if the Asset Dispositions or acquisitions had taken place on the first day of such period. Calculations of pro forma amounts in accordance with this definition shall be done in accordance with Rule 11-02 of Regulation S-X under the Securities Act or any successor provision.

          "Consolidated Income Tax Expense" of any Person means for any period the consolidated provision for income taxes of such Person for such period calculated on a consolidated basis in accordance with GAAP.

          "Consolidated Interest Expense" for any Person means for any period the consolidated interest expense included in a consolidated income statement (without deduction of interest income) of such Person for such period calculated on a consolidated basis in accordance with GAAP, plus cash dividends declared on any Preferred Stock (other than any Preferred Stock of the Company outstanding on the Issue Date). For purposes of this definition, the amount of any cash dividends declared will be deemed to be equal to the amount of such dividends multiplied by a fraction, the numerator of which is one and the de-nominator of which is one minus the maximum statutory combined Federal, state, local and foreign income tax rate then applicable to such Person and its Subsidiaries (expressed as a decimal between one and zero), on a consolidated basis.

          "Consolidated Net Income" of any Person means for any period the consolidated net income (or loss) of such Person for such period determined on a consolidated basis in accordance with GAAP; provided that there shall be
                                            --------
excluded therefrom (a) the net income (or loss) of any Person acquired by such Person or a Subsidiary of such Person in a pooling-of-interests transaction for any period prior to the date of such transaction, (b) the net income (but not net loss) of any Subsidiary of such Person which is subject to restrictions which prevent or limit the payment of dividends or the making of distributions to such Person to the extent of such restrictions, (c) the net income of any Person that is not a Subsidiary of such Person except to the extent of the amount of dividends or other distributions actually paid in cash to such Person by such other Person during such period, (d) gains or losses on Asset Dispositions by such Person or its Subsidiaries and (e) all extraordinary gains and extraordinary losses determined in accordance with GAAP.

          "Consolidated Net Tangible Assets" means, at any date, the consolidated book value as shown by the accounting books and records of the Company and its Subsidiaries of all their property, both real and personal, less
(i) the book value of all their licenses, patents, patent applications, copy-rights, trademarks, trade names, goodwill, non-compete agreements or organizational expenses and other intangibles, (ii) unamortized Indebtedness discount and expenses, (iii) all reserves for depreciation, obsolescence, depletion and amortization of their properties and (iv) all other proper reserves which in accordance with GAAP should be provided in connection with the business conducted by the Company and its Subsidiaries.

          "Consolidated Net Worth" of any Person means the consolidated stockholders' equity of such Person, determined on a consolidated basis in accordance with GAAP, less (without duplication) amounts attributable to Disqualified Stock of such Person.

          "Continuing Director" means a director who either was a member of the Board of Directors of the Company on the Issue Date or who became a director of the Company subsequent to the Issue Date and whose election, or nomination for election by the Company's stockholders, was duly approved by a majority of the Continuing Directors then on the Board of Directors of the Company, either by a specific vote or by approval of the proxy statement issued by the Company on behalf of the entire Board of Directors of the Company in which such individual is named as nominee for director.

          "Corporate Trust Office" means the principal office of the Trustee in Richmond, Virginia at which at any particular time its corporate trust business shall be administered.

          "corporation" means a corporation, association, company, joint-stock company, partnership or business trust.

          "Default" means any event that is, or after notice or lapse of time or both would become, an Event of Default.

          "Defaulted Interest" has the meaning specified in Section 210.

          "Disqualified Stock" of any Person means any Capital Stock of such Person which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the final Stated Maturity of the Securities; provided that any Preferred Stock of the Company outstanding on the Issue Date shall not be deemed Disqualified Stock.

          "DTC" means The Depository Trust Company or its successors.

          "Eligible Accounts Receivable" means the face value of all "eligible receivables" of the Company and its Subsidiaries party to any credit agreement constituting the Senior Credit Facility (as such term is defined for purposes of such credit agreement).

          "Eligible Inventory" means the face value of all "eligible inventory" of the Company and its Subsidiaries party to any credit agreement constituting the Senior Credit Facility (as such term is defined for purposes of such credit agreement).

          "Euroclear" means Morgan Guaranty Trust Company of New York (Brussels Office) as operator of the Euroclear system.

          "Event of Default" has the meaning specified in Section 401.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Exchange Registration Statement" shall have the meaning set forth in the Registration Rights Agreement.

          "Expiration Date" has the meaning specified in the definition of "Offer to Purchase".

          "GAAP" means generally accepted accounting principles, consistently applied, as in effect on the Issue Date in the United States of America, as set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as is approved by a significant segment of the accounting profession.

          "Global Security" means the global security, without coupons, representing all or a portion of the Securities deposited with DTC substantially in the form of Exhibit A attached hereto.

          "guarantee" by any Person means any obligation, contingent or otherwise, of such Person guaranteeing any Indebtedness of any other Person
(the "primary obligor") in any manner, whether directly or indirectly, and including, without limitation, any obligation of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, (ii) to purchase property, securities or services for the purpose of assuring the holder of such Indebtedness of the payment of such Indebtedness, or (iii) to maintain working capital, equity capital or other financial statement condition or the liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness (and "guaranteed", "guaranteeing" and "guarantor" shall have meanings correlative to the foregoing); provided, however, that the guarantee by
                                        --------  -------
any Person shall not include endorsements by such Person for collection or deposit, in either case, in the ordinary course of business.

                  "Guarantee" means (i) the guarantee of each Guarantor set forth in the Securities and Article Eleven and (ii) any additional guarantee of the Securities executed by any Material Subsidiary.

                  "Guarantors" means (i) each of AKOM, Ltd., Dominion Stores, Inc., LogoAthletic, Inc., LogoAthletic/Headwear Inc., SweatJet Incorporated, Tultex Canada, Inc., and Tultex International, Inc. and (ii) each Material Subsidiary formed or acquired after the Issue Date that becomes a Guarantor of the Securities pursuant to Section 1107.

                  "Holder" or "Securityholder" means a Person in whose name a Security is registered in the Security Register.

                  "Incur" means, with respect to any Indebtedness or other obligation of any Person, to create, issue, incur (including by conversion, exchange or otherwise), assume, guarantee or otherwise become liable in respect of such Indebtedness or other obligation or the recording, as required pursuant to GAAP or otherwise, of any such Indebtedness or other obligation on the balance sheet of such Person (and "Incurrence", "Incurred", "Incurrable" and "Incurring" shall have meanings correlative to the foregoing). Indebtedness of any Person or any of its Subsidiaries existing at the time such Person becomes a Subsidiary of the Company (or is merged into or consolidates with the Company or any of its Subsidiaries), whether or not such Indebtedness was incurred in connection with, or in contemplation of, such Person becoming a Subsidiary of the Company (or being merged into or consolidated with the Company or any of its Subsidiaries), shall be deemed Incurred at the time any such Person becomes a Subsidiary of the Company or merges into or consolidates with the Company or any of its Subsidiaries.

                  "Indebtedness" means (without duplication), with respect to any Person, whether recourse is to all or a portion of the assets of such Person and whether or not contingent, (i) every obligation of such Person for money borrowed, (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations Incurred in connection with the acquisition of property, assets or businesses, (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person, (iv) every obligation of such Person issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business which are not overdue or which are being contested in good faith), (v) every Capital Lease Obligation of such Person, (vi) every net obligation under interest rate swap or similar agreements or foreign cur-rency hedge, exchange or similar agreements of such Person, and (vii) every obligation of the type referred to in clauses (i) through (vi) of another Person and all dividends of another Person the payment of which, in either case, such Person has guaranteed or for which such Person is responsible or liable, directly or indirectly, as obligor, guarantor or otherwise. Indebtedness shall include the liquidation preference and any mandatory redemption payment obligations in respect of any Disqualified Stock of the Company and any Preferred Stock of a Subsidiary of the Company. Indebtedness shall never be calculated taking into account any cash and cash equivalents held by such Person.

                  "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

                  "Initial Global Securities" means the Regulation S Global Security and the 144A Global Security, each of which contains a Securities Act Legend.

                  "Initial Securities" means the Securities containing a Securities Act Legend.

                  "Institutional Accredited Investors" means an institution that is an "accredited investor" as that term is defined in Rule 501(a)(1), (2),
(3) or (7) of Regulation D promulgated under the Securities Act.

                  "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

                  "Investment" by any Person means any direct or indirect loan, advance or other extension of credit or capital contribution to (by means of transfers of cash or other property to others or payments for property or services for the account or use of others, or otherwise), or purchase or acquisition of Capital Stock, bonds, notes, debentures or other securities or evidence of Indebtedness issued by any other Person.

                  "Issue Date" means the original issue date of the Securities.

                  "Lien" means, with respect to any property or assets, any mortgage or deed of trust, pledge, hypothecation, assignment, security interest, lien, charge, easement (other than any easement not materially impairing usefulness or marketability), encumbrance, preference, priority or other security agreement with respect to such property or assets (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

                  "Material Subsidiary" means any Subsidiary of the Company which would constitute a "significant subsidiary" of the Company as defined in Rule 1-02 of Regulation S-X promulgated by the Commission except that for purposes of this definition all references therein to ten (10) percent shall be deemed to be references to five (5) percent.

                  "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

                  "Net Available Proceeds" from any Asset Disposition by any Person means cash or readily marketable cash equivalents received (including by way of sale or discounting of a note, installment receivable or other receivable, but excluding any other consideration received in the form of assumption by the acquiree of Indebtedness or other obligations relating to such properties or assets or received in any other noncash form) therefrom by such Person, net of (i) all legal, title and recording tax expenses, commissions and other fees and expenses Incurred and all federal, state, foreign and local taxes required to be accrued as a liability as a consequence of such Asset Disposition, (ii) all payments made by such Person or its Subsidiaries on any Indebtedness which is secured by such assets in accordance with the terms of any Lien upon or with respect to such assets or which must by the terms of such Lien, or in order to obtain a necessary consent to such Asset Disposition or by applicable law, be repaid out of the proceeds from such Asset Disposition, (iii) all payments made with respect to liabilities associated with the assets which are the subject of the Asset Disposition, including, without limitation, trade payables and other accrued liabilities, (iv) appropriate amounts to be provided by such Person or any Subsidiary thereof, as the case may be, as a reserve in accordance with GAAP against any liabilities associated with such assets and retained by such Person or any Subsidiary thereof, as the case may be, after such Asset Disposition, including, without limitation, liabilities under any indemnification obligations and severance and other employee termination costs associated with such Asset Disposition, until such time as such amounts are no longer reserved or such reserve is no longer necessary (at which time any remaining amounts will become Net Available Proceeds to be allocated in accordance with the provisions of clause (iii) of Section 916(a)), and (v) all distributions and other payments made to minority interest holders in Subsidiar-ies of such Person or joint ventures as a result of such Asset Disposition.

                  "1995 Notes" means the Senior Notes issued under the Indenture dated as of March 15, 1995 among the Company, the guarantors named therein and First Union National Bank of Virginia, as trustee.

                  "Offer" has the meaning specified in the definition of Offer to Purchase.

                  "Offer to Purchase" means a written offer (the "Offer") sent by the Company by first class mail, postage prepaid, to each Holder at his address appearing in the Security Register on the date of the Offer offering to purchase up to the principal amount of Securities specified in such Offer at the purchase price specified in such Offer (as determined pursuant to this Indenture). Unless otherwise required by applicable law, the Offer shall specify an expiration date (the "Expiration Date") of the Offer to Purchase which shall be not less than 30 days or more than 60 days after the date of such Offer and a settlement date (the "Purchase Date") for purchase of Securities within five Business Days after the Expiration Date. The Company shall notify the Trustee at least 15 Business Days (or such shorter period as is acceptable to the Trustee) prior to the mailing of the Offer of the Company's obligation to make an Offer to Purchase, and the Offer shall be mailed by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company. The Offer shall contain all information required by applicable law to be included therein. The Offer shall contain all instructions and materials necessary to enable such Holders to tender Securities pursuant to the Offer to Purchase. The Offer shall also state:

                  (1) the Section of this Indenture pursuant to which the Offer to Purchase is being made;

                  (2) the Expiration Date and the Purchase Date;

                  (3) the aggregate principal amount of outstanding Securities offered to be purchased by the Company pursuant to the Offer to Purchase (including, if less than 100%, the manner by which such has been determined pursuant to the Section hereof requiring the Offer to Purchase) (the "Purchase Amount");

                  (4) the purchase price to be paid by the Company for each $1,000 aggregate principal amount of Securities accepted for payment (as specified pursuant to this Indenture) (the "Purchase Price");

                  (5) that the Holder may tender all or any portion of the Securities registered in the name of such Holder and that any portion of a Security tendered must be tendered in an integral multiple of $1,000 principal amount;

                  (6) the place or places where Securities are to be surrendered for tender pursuant to the Offer to Purchase;

                  (7) that interest on any Security not tendered or tendered but not purchased by the Company pursuant to the Offer to Purchase will continue to accrue;

                  (8) that on the Purchase Date the Purchase Price will become due and payable upon each Security being accepted for payment pursuant to the Offer to Purchase and that interest thereon shall cease to accrue on and after the Purchase Date;

                  (9) that each Holder electing to tender a Security pursuant to the Offer to Purchase will be required to surrender such Security at the place or places specified in the Offer prior to the close of business on the Expiration Date (such Security being, if the Company or the Trustee so requires, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing);

                  (10) that Holders will be entitled to withdraw all or any portion of Securities tendered if the Company (or its Paying Agent) receives, not later than the close of business on the fifth Business Day next preceding the Expiration Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security the Holder tendered, the certificate number of the Security the Holder tendered and a statement that such Holder is withdrawing all or a portion of his tender;

                  (11) that (a) if Securities in an aggregate principal amount less than or equal to the Purchase Amount are duly tendered and not withdrawn pursuant to the Offer to Purchase, the Company shall purchase all such Securities and (b) if Securities in an aggregate principal amount in excess of the Purchase Amount are tendered and not withdrawn pursuant to the Offer to Purchase, the Company shall pur-chase Securities having an aggregate principal amount equal to the Purchase Amount on a pro rata basis (with such adjustments as may be deemed appropriate so that only Securities in denominations of $1,000 or integral multiples thereof shall be purchased) among tendering Holders; and

                  (12) that in the case of any Holder whose Security is purchased only in part, the Company shall execute, the Guarantors shall execute the Guarantee endorsed thereon and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of any authorized denomination as requested by such Holder, in an aggregate principal amount equal to and in exchange for the unpurchased portion of the Security so tendered.

                  Any Offer to Purchase shall be governed by and effected in accordance with the Offer for such Offer to Purchase.

                  "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee.

                  "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be reasonably acceptable to the Trustee.

                  "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                   (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Securities with respect to which the Company has effected defeasance and/or covenant defeasance as provided in Article Twelve, except to the extent provided in Article Twelve;

                 (iii) Securities in lieu of which other Securities have been authenticated and delivered pursuant to Section 207, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite
--------  -------
principal amount of outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company, any Guarantor or any other obligor upon the Securities or any Affiliate of the Company, any Guarantor or of such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded.

                  "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

                  "Permitted Investments" means (i) Investments in marketable direct obligations issued or guaranteed by the United States of America, or any governmental entity or agency or political subdivision thereof (provided that the full faith and credit of the United States of America is pledged in support thereof), maturing within one year of the date of purchase; (ii) Investments in commercial paper issued by corporations, each of which shall have a consolidated net worth of at least $500,000,000, maturing within 180 days from the date of the original issue thereof, and rated "P-1" or better by Moody's Investors Service or "A-1" or better by Standard & Poor's Corporation or an equivalent rating or better by any other nationally recognized securities rating agency;
(iii) Investments in certificates of deposit issued or acceptances accepted by or guaranteed by any bank or trust company organized under the laws of the United States of America or any state thereof or the District of Columbia, in each case having capital, surplus and undivided profits totaling more than $500,000,000, maturing within one year of the date of purchase; (iv) Investments representing Capital Stock or obligations issued to the Company or any of its Subsidiaries in the course of the good faith settlement of claims against any other Person or by reason of a composition or readjustment of debt or a reorganization of any debtor of the Company or any of its Subsidiaries; (v) deposits, including interest-bearing deposits, maintained in the ordinary course of business in banks; and (vi) any acquisition of the Capital Stock of any Person provided that after giving effect to any such acquisition such Person shall become a Subsidiary of the Company.

                  "Person" means any individual, corporation, limited or general partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Preferred Stock", as applied to the Capital Stock of any Person, means Capital Stock of such Person of any class or classes (however designated) that ranks prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

                  "Private Exchange Securities" shall have the meaning set forth in the Registration Rights Agreement.

                  "Purchase Amount" has the meaning specified in the definition of Offer to Purchase.

                  "Purchase Date" has the meaning specified in the definition of Offer to Purchase.

                  "Purchase Price" has the meaning specified in the definition of Offer to Purchase.

                  "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

                  "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture and such Security.

                  "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture and such Security.

                  "Registration Rights Agreement" means the Registration Rights Agreement dated the date hereof among the Company, the Guarantors, J.P. Morgan Securities Inc. and NationsBanc Capital Markets Inc.

                  "Regular Record Date" for the interest payable on any Interest Payment Date means the April 1 or October 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

                  "Regulation S" means Regulation S promulgated under the Securities Act (including any successor regulation thereto) as it may be amended from time to time.

                  "Related Person" of any Person means any other Person directly or indirectly owning (a) 5% or more of the outstanding Common Stock of such Person (or, in the case of a Person that is not a corporation, 5% or more of the equity interest in such Person) or (b) 5% or more of the combined voting power of the Voting Stock of such Person.

                  "Required Filing Dates" has the meaning specified in
Section 918.

                  "Responsible Officer", when used with respect to the Trustee, means any officer of the Trustee including without limitation any vice president, any assistant vice president, any trust officer, any assistant secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Restricted Payments" has the meaning specified in Section
910.

                  "Restricted Physical Security" means a Physical Security containing a Securities Act Legend.

                  "Rule 144" shall have the meaning set forth in the Registration Rights Agreement.

                  "Rule 144A" shall have the meaning set forth in the Registration Rights Agreement.

                  "Sale and Leaseback Transaction" of any Person means an arrangement with any lender or investor or to which such lender or investor is a party providing for the leasing by such Person of any property or asset of such Person which has been or is being sold or transferred by such Person more than 270 days after the acquisition thereof or the completion of construction or commencement of operation thereof to such lender or investor or to any Person to whom funds have been or are to be advanced by such lender or investor on the security of such property or asset. The stated maturity of such arrangement shall be the date of the last payment of rent or any other amount due under such arrangement prior to the first date on which such arrangement may be terminated by the lessee without payment of a penalty.

                  "Securities" means the Company's 9 5/8% Senior Notes due 2007 issued under this Indenture.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Senior Credit Facility" means the Credit Agreement, dated as of March 8, 1995, among the Company as borrower thereunder, any Subsidiaries of the Company as guarantors thereunder and NationsBank, N.A., as agent on behalf of itself and the other lenders named therein, including any deferrals, renewals, extensions, replacements, refinancings or refundings thereof, or amendments, modifications or supplements thereto and any agreement providing therefor whether by or with the same or any other lenders, creditors, group of lenders or group of creditors.

                  "Shelf Registration Statement" shall have the meaning set forth in the Registration Rights Agreement.

                  "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 210.

                  "Stated Maturity", when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable, respectively.

                  "Subsidiary" of any Person means (i) a corporation more than 50% of the outstanding Voting Stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof or (ii) any other Person (other than a corporation) in which such Person, or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, has at least a majority ownership and voting power relating to the policies, management and affairs thereof.

                  "Surviving Entity" has the meaning set forth in Section 701.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended.

                  "Trustee" means the Person named as such in this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and there after "Trustee" shall mean such successor Trustee.

                  "United States Government Obligations" means direct obligations of the United States for the payment of which the full faith and credit of the United States is pledged.

                  "Unrestricted Global Securities" means one or more Global Securities that do not and are not required to bear the Securities Act Legend.

                  "Unrestricted Physical Securities" means one or more Physical Securities that do not and are not required to bear the Securities Act Legend.

                  "Unrestricted Securities" means the Securities that do not and are not required to bear the Securities Act Legend.

                  "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

                  "Voting Stock" of any Person means the Capital Stock of such Person which ordinarily has voting power for the election of directors (or persons performing similar functions) of such Person, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

                  "Wholly Owned Subsidiary" of any Person means a Subsidiary of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by such Person or by one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more Wholly Owned Subsidiaries of such Person.

SECTION 102.  Compliance Certificates and Opinions.
              ------------------------------------

                  Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103.  Form of Documents Delivered to Trustee.
              --------------------------------------

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate of an officer of the Company may be based, insofar as it relates to legal matters, upon an opinion of counsel, unless such officer knows, or in the exercise of reasonable care should know, that the opinion with respect to the matters upon which his certificate is based is erroneous. Any such opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating the information with respect to such factual matters, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104.  Notices.
              -------

          (a) Any notice or communication by the Company or any Guarantor or by the Trustee to any party hereto shall be duly given if in writing and delivered in person or mailed by first class mail (registered or certified, return receipt requested), facsimile or overnight air courier guaranteeing next day delivery, to such other party's address.

                  If to the Company or to any Guarantor:

                           Tultex Corporation
                           101 Commonwealth Boulevard
                           Martinsville, Virginia  24112
                           Facsimile No.:  (540) 634-2611
                           Attention:  Suzanne Wood, Chief Financial
                                       Officer

         If to the Trustee:

               First Union National Bank Of Virginia,
               901 East Cary Street
               Richmond, Virginia  23219
               Facsimile No.:  (804) 788-9661
               Attention:  Corporate Trust Department

                  (b) The Company, any Guarantor or the Trustee, by notice to the other parties hereto, may designate additional or different addresses for subsequent notices or communications.

                  (c) All notices and communications will be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, if mailed; when receipt acknowledged, if sent by facsimile; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

                  (d) Any notice or communication to a Holder will be mailed by first-class, postage-prepaid mail, return receipt requested, to the Holder's address shown on the Security Register. Failure to mail a notice or communication to a Holder or any defect in it will not affect its sufficiency with respect to other Holders.

                  (e) If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

                  (f) If the Company mails a notice or communication to Holders, it will mail a copy to the Trustee at the same time.

SECTION 105.  Conflict with Trust Indenture Act.
              ---------------------------------

                  If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required thereunder to be part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture
Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

SECTION 106.  Effect of Headings and Table of Contents.
              ----------------------------------------

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 107.  Successors and Assigns.
              ----------------------

                  All covenants and agreements in this Indenture by the Company or any Guarantor shall bind its respective successors and assigns, whether so expressed or not.

SECTION 108.  Separability Clause.
              -------------------

                  In case any provision in this Indenture or in the Securities or Guarantees shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 109.  Benefits of Indenture.
              ---------------------

                  Nothing in this Indenture or in the Securities or Guarantees, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 110.  Governing Law.
              -------------

                  This Indenture, the Securities and the Guarantees endorsed thereon shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law.

SECTION 111.  Legal Holidays.
              --------------

                  In any case where any Interest Payment Date, Redemption Date, Purchase Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date or Purchase Date, or at the Stated Maturity, as the case may be, provided that
                                                                 --------
no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Purchase Date or Stated Maturity, as the case may be.

SECTION 112.  Agent for Service; Submission to Jurisdiction; Waiver of
              --------------------------------------------------------
              Immunities.
              ----------

                  By the execution and delivery of this Indenture, each Guarantor (i) hereby irrevocably designates and appoints the Company as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to the Securities, the Guarantees or this Indenture that may be instituted in any Federal or State court in the Borough of Manhattan, The City of New York or brought under Federal or State securities laws or brought by the Trustee (whether in its individual capacity or in its capacity as a trustee hereunder), and the Company, by execution and delivery of this Indenture, hereby accepts such designation, (ii) submits to the jurisdiction of any such court in any such suit or proceeding, and (iii) agrees that service of process upon the Company and written notice of said service to such Guarantor (mailed or delivered to it at the address specified in Section 104) shall be deemed in every respect effective service of process upon such Guarantor in any such suit or proceeding. The Company further agrees to take any and all action, including the filing of this Indenture and the execution and filing of any and all other documents and instruments, as may be necessary to continue such designation and appointment of the Company in full force and effect so long as this Indenture shall be in full force and effect and so long as any of the Securities shall be outstanding.

                  To the extent that any Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, such Guarantor hereby irrevocably waives such immunity in respect of its respective obligations under this Indenture, the Securities and the Guarantees to the fullest extent permitted by law.

SECTION 113.  No Recourse Against Others.
              --------------------------

                  A director, officer, employee or shareholder, as such, of the Company or any Guarantor shall not have liability for any obligations of the Company or any Guarantor under the Securities, the Guarantees or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Holder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Securities.

SECTION 114.  Rules by Trustee and Agents.
              ---------------------------

                  The Trustee may make reasonable rules for action by or at a meeting of Holders. The Security Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

SECTION 115.  No Adverse Interpretation of Other Agreements.
              ---------------------------------------------

                  This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or any Guaran-tor. Any such indenture, loan or debt agreement may not be used to interpret this Indenture. This writing constitutes the entire agreement of the parties with respect to the subject matter hereof. Unless expressly otherwise indicated herein, an action or transaction permitted by one provision hereof must nonetheless comply with all other applicable provisions hereof; and any action or transaction not permitted by any provision of this Indenture will not be permitted regardless of whether any other provision hereof might permit such action or transaction.

SECTION 116.  Trustee as Paying Agent and Security Registrar.
              ----------------------------------------------

                  The Company initially appoints the Trustee as Paying Agent and Security Registrar.

SECTION 117.  Acceptance of Trust.
              -------------------

                  First Union National Bank of Virginia, the Trustee named herein, hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.


                                  ARTICLE TWO

                                The Securities


SECTION 201.  Form and Dating.
              ---------------

                  (a) Global Securities. Securities offered and sold to QIBs in
                      -----------------
reliance on Rule 144A shall be issued initially substantially in the form of Exhibit A hereto in the name of Cede & Co. as nominee of DTC, duly executed by the Company and authenticated by the Trustee as hereinafter provided. Any such Security shall be referred to herein as the "144A Global Security." Securities offered and sold in reliance on Regulation S shall be issued initially substantially in the form of Exhibit A hereto in the name of Cede & Co. as nominee of DTC, duly executed by the Company and authenticated by the Trustee as hereinafter provided. Any such Security shall be referred to herein as the "Regulation S Global Security." Unrestricted Global Securities shall be issued initially in accordance with Sections 206(b)(iv), 206(c)(ii) and 206(e) in the name of Cede & Co. as nominee of DTC, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of each of the Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee as hereinafter provided.

                  Each Global Security shall represent such of the outstanding Securities as shall be specified therein and each shall provide that it shall represent the aggregate principal amount of outstanding Securities from time to time endorsed thereon and that the aggregate principal amount of outstanding Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges, redemptions and transfers of interests therein in accordance with the terms of this Indenture. Any endorsement of a Global Security to reflect the amount of any increase or decrease in the principal amount of outstanding Securities represented thereby shall be made by the Trustee in accordance with reasonable instructions given by the Holder thereof as required by Section 206 hereof.

                  Upon the issuance of the Global Security to DTC, DTC shall credit, on its internal book-entry registration and transfer system, its Participant's accounts with the respective interests owned by such Participants. Interests in the Global Securities shall be limited to Participants, including Euroclear and Cedel, and indirect Participants.

                  The Participants shall not have any rights either under this Indenture or under any Global Security with respect to such Global Security held on their behalf by DTC, and DTC may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Se-curity for the purpose of receiving payment of or on account of the principal of and, subject to the provisions of this Indenture, interest and Additional Interest, if any, on the Global Securities and for all other purposes. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by DTC or impair, as between DTC and its Participants, the operation of customary practices of DTC governing the exercise of the rights of an owner of a beneficial interest in any Global Security.

                  The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "General Terms and Conditions of Cedel Bank" and "Customer Handbook" of Cedel, as in effect from time to time, shall be applicable to interests in the Regulation S Global Security that are held by the Participants through Euroclear or Cedel.

                  (b) Physical Securities. Securities offered and sold to
                      -------------------
Institutional Accredited Investors who are not also QIBs shall be issued initially substantially in the form of Exhibit A hereto, in certificated form and issued in the names of the purchasers thereof (or their nominees), duly executed by the Company and authenticated by the Trustee as hereinafter provided. Such Securities, together with any Securities subsequently issued, whether pursuant to the terms of Section 206 hereof or otherwise, that are not Global Securities, shall be referred to herein as the "Physical Securities."

                  (c) Securities. The provisions of the form of Securities
                      ----------
contained in Exhibit A hereto are incorporated herein by reference. The Securities and the Trustee's Certificates of Authentication shall be substantially in the form of Exhibit A hereto. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage. The Company shall approve the form of the Securities and any notation, legend or endorsement (including notations relating to the Guarantee) on them. If required, the Securities may bear the appropriate legend regarding original issue discount for federal income tax purposes. Each Security shall be dated the date of its authentication. The terms and provisions contained in the Securities shall constitute, and are hereby expressly made, a part of this Indenture.

SECTION 202.  Execution and Authentication.
              ----------------------------

                  Two Officers of the Company shall sign the Securities for the Company by manual or facsimile signature.

                  If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

                  A Security shall not be valid until an authorized officer of the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

                  The Trustee shall authenticate (i) Initial Securities for issue on the Issue Date in the aggregate principal amount of $75,000,000,
(ii) Private Exchange Securities form time to time only in exchange for a like principal amount of Initial Securities and (iii) Unrestricted Securities from time to time only in exchange for a like principal amount of Initial Securities, in each case upon a written order signed by an Officer of the Company. The order shall be based upon a Board Resolution of the Company to similar effect filed with the Trustee and shall specify the amount of Securities to be authenticated and the date on which the original issue of Securities is to be authenticated. The order shall also provide instructions concerning registration, amounts for each Holder and delivery. The aggregate principal amount of Securities outstanding at any time may not exceed $75,000,000 except as provided in
Section 207. The Securities shall be issued only in registered form, without coupons and only in denominations of $1,000 and any integral multiple thereof.

SECTION 203.  Registrar and Paying Agent.
              --------------------------

                  The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange ("Registrar") and an office or agency where Securities may be presented for
  ---------
payment ("Paying Agent"). The Company may have one or more co-Registrars and one
          ------------
or more additional paying agents. The term "Paying Agent" includes any additional paying agent.

                  The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent and shall, if required, incorporate the provisions of the TIA. The Company shall notify the Trustee of the name and address of any such Agent. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such and shall be entitled to appropriate compensation in accordance with the provisions of Section 507.

                  The Company initially appoints the Trustee as Registrar and Paying Agent. The Company shall give written notice to the Trustee in the event that the Company decides to act as Registrar.

SECTION 204.  Paying Agent To Hold Money in Trust.
              -----------------------------------

                  The Company shall require each Paying Agent to agree in writing to hold in trust for the benefit of Securityholders or the Trustee all money held by the Paying Agent for the payment of principal of or interest on the Securities (whether such money has been paid to it by the Company or any other obligor on the Securities), and the Company and the Paying Agent shall each notify the Trustee of any default by the Company (or any other obligor on the Securities) in making any such payment. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and account for any funds disbursed and the Trustee may at any time during the continuance of any payment default, upon written request to a Paying Agent, require such Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed. Upon making such payment the Paying Agent shall have no further li-ability for the money delivered to the Trustee.

SECTION 205.  Securityholder Lists.
              --------------------

                  The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least five Business Days before each Interest Payment Date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

SECTION 206.  Transfer and Exchange.
              ---------------------

                  (a) Transfer and Exchange of Global Securities. Transfer of
                      ------------------------------------------
the Global Securities shall be by delivery. Global Securities will be exchanged by the Company for Physical Securities only (i) if DTC notifies the Company that it is unwilling or unable to continue to act as depositary with respect to the Global Securities or ceases to be a clearing agency registered under the Exchange Act and, in either case, a successor depositary registered as a clearing agency under the Exchange Act is not appointed by the Company within 120 days, (ii) at any time if the Company in its sole discretion determines that the Global Securities (in whole but not in part) should be exchanged for Physical Securities or (iii) if the owner of an interest in the Global Securities requests such Physical Securities, following an Event of Default under this Indenture, in a writing delivered through DTC to the Trustee.

                  Upon the occurrence of any of the events specified in the previous paragraph, Physical Securities shall be issued in such names as DTC shall instruct the Trustee and the Trustee shall cause the aggregate principal amount of the applicable Global Security to be reduced accordingly and direct DTC to make a corresponding reduction in its book-entry system. The Company shall execute and the Trustee shall authenticate and deliver to the Person designated in such instructions a Physical Security in the appropriate principal amount. The Trustee shall deliver such Physical Securities to the Persons in whose names such Securities are so registered. Physical Securities issued in exchange for an Initial Global Security pursuant to this Section 206(a) shall bear the Securities Act Legend and shall be subject to all restrictions on transfer contained therein. Global Securities may also be exchanged or replaced, in whole or in part, as provided in Sections 207 and 208. Every Security authenticated and delivered in exchange for, or in lieu of, a Global Security or any portion thereof, pursuant to Section 207 or 208, shall be authenticated and delivered in the form of, and shall be, a Global Security. A Global Security may not be exchanged for another Security other than as provided in this Section 206(a).

                  (b) Transfer and Exchange of Interests in Global Securities.
                      -------------------------------------------------------
The transfer and exchange of interests in Global Securities shall be effected through DTC, in accordance with this Indenture and the procedures of DTC therefor. Interests in Initial Global Securities shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. The Trustee shall have no obligation to ascertain DTC's compliance with any such restrictions on transfer. Transfers of interests in Global Securities shall also require compliance with subparagraph (i) below, as well as one or more of the other following subparagraphs as applicable:

                    (i) All Transfers and Exchanges of Interests in Global
                        --------------------------------------------------
         Securities. In connection with all transfers and exchanges of interests
         ----------
         in Global Securities (other than transfers of interests in a Global Security to Persons who take delivery thereof in the form of an interest in the same Global Security), the transferor of such interest must deliver to the Registrar (1) instructions given in accordance with the Applicable Procedures from a Participant or an indirect
         Participant directing DTC to credit or cause to be credited an interest in the specified Global Security in an amount equal to the interest to be transferred or exchanged, (2) a written order given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase and (3) instructions given by the Holder of the Global Security to effect the transfer referred to in (1) and (2) above.

                   (ii) Transfer of Interests in the Same Initial Global
                        ------------------------------------------------
         Security. Interests in any Initial Global Security may be transferred
         --------
         to Persons who take delivery thereof in the form of an interest in the same Initial Global Security in accordance with the transfer restrictions set forth in Section 206(f) hereof.

                  (iii) Transfer of Interests to Another Initial Global
                        -----------------------------------------------
         Security. Interests in any Initial Global Security may be transferred
         --------
         to Persons who take delivery thereof in the form of an interest in another Initial Global Security if the Registrar receives the following:

                        (A) if the transferee will take delivery in the form
                  of an interest in the 144A Global Security, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item 1 thereof; or

                        (B) if the transferee will take delivery in the form
                  of an interest in the Regulation S Global Security, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item 2 thereof.

                   (iv) Transfer and Exchange of Interests in Initial Global
                        ----------------------------------------------------
         Security for Interests in an Unrestricted Global Security. Interests in
         ---------------------------------------------------------
         any Initial Global Security may be exchanged by the holder thereof for an interest in the Unrestricted Global Security or transferred to a Person who takes delivery thereof in the form of an interest in the Unrestricted Global Security if:

                        (A) such exchange or transfer is effected pursuant to the Exchange Registration Statement in accordance with the Registration Rights Agreement;

                        (B) any such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement; or

                        (C)  the Registrar receives the following:

                             (1) if the holder of such an interest in an Initial
                        Global Security proposes to exchange it for an interest in the Unrestricted Global Security, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item 1(a) thereof;

                             (2) if the holder of such an interest in an Initial
                        Global Security proposes to transfer it to a Person who shall take delivery thereof in the form of an interest in an Unrestricted Global Security, a certificate in the form of Exhibit B hereto, including the certification in item 4 thereof; and

                             (3) in each such case set forth in this paragraph
                        (C), an Opinion of Counsel in form reasonably acceptable to the Company, to the effect that such exchange or transfer is in compliance with the Securities Act and, that the restrictions on transfer contained herein and in Section 206(f) hereof are not required in order to maintain compliance with the Securities Act.

         If any such transfer is effected pursuant to paragraph (B) above at a time when an Unrestricted Global Security has not yet been issued, the Company shall issue and, upon receipt of an authentication order in accordance with Section 202, the Trustee shall authenticate one or more Unrestricted Global Securities in an aggregate principal amount equal to the principal amount of interests in the Initial Global Security transferred pursuant to paragraph (B) above.

                    (v) Notation by the Trustee of Transfer of Interests Among
                        ------------------------------------------------------
         Global Securities. Upon satisfaction of the requirements for transfer
         -----------------
         of interests in Global Securities pursuant to clauses (iii) or (iv) above, the Trustee shall reduce or cause to be reduced the aggregate principal amount of the relevant Global Security from which the interests are being transferred, and increase or cause to be increased the aggregate principal amount of the Global Security to which the interests are being transferred, in each case, by the principal amount so transferred and shall direct DTC to make corresponding adjustments in its book-entry system. No transfer of interests of a Global Security shall be effected until, and any transferee pursuant thereto shall succeed to the rights of a holder of such interests only when, the Registrar has made appropriate adjustments to the applicable Global Security in accordance with this paragraph.

                    (c) Transfer or Exchange of Physical Securities for
                        -----------------------------------------------
Interests in a Global Security.
------------------------------

                    (i) If any Holder of Physical Securities required to contain the Securities Act Legend proposes to exchange such Securities for an interest in a Global Security or to transfer such Physical Securities to a Person who takes delivery thereof in the form of an interest in a Global Security, then, upon receipt by the Registrar of the following documentation (all of which may be submitted by facsimile):

                        (A) if the Holder of such Physical Registered Securities
                    proposes to exchange such Securities for an interest in an Initial Global Security, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item 2 thereof;

                        (B) if such Physical Securities are being transferred to
                    a QIB in accordance with Rule 144A under the Securities
                    Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item 1 thereof; or

                        (C) if such Physical Securities are being transferred to
                    a Non-U.S. Person (as defined in Regulation S) in an offshore transaction in accordance with Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item 2 thereof;

         the Trustee shall cancel the Physical Securities, increase or cause to be increased the aggregate principal amount of, in the case of clause (B) above, the 144A Global Security, in the case of clause (C) above, the Regulation S Global Security, and direct DTC to make a corresponding increase in its book-entry system.

                   (ii) A Holder of Physical Securities required to contain the Securities Act Legend may exchange such Securities for an interest in the Unrestricted Global Security or transfer such Restricted Physical Securities to a Person who takes delivery thereof in the form of an interest in the Unrestricted Global Security only:

                        (A) if such exchange or transfer is effected pursuant to the Exchange Registration Statement in accordance with the Registration Rights Agreement;

                        (B) any such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

                        (C) upon receipt by the Registrar of the following documentation (all of which may be submitted by facsimile):

                             (1) if the Holder of such Physical Securities
                        proposes to exchange such Securities for an interest in the Unrestricted Global Security, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item 1(b) thereof;

                             (2) the Holder of such Registered Securities
                        proposes to transfer such Securities to a Person who shall take delivery thereof in the form of an interest in the Unrestricted Global Security, a certificate in the form of Exhibit B hereto, including the certifications in item 4 thereof; and

                             (3) in each such case set forth in this paragraph
                        (C), an Opinion of Counsel in form reasonably acceptable to the Company, to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in Section 206(f) hereof are not required in order to maintain compliance with the Securities Act.

         If any such transfer is effected pursuant to paragraph (B) above at a time when an Unrestricted Global Security has not yet been issued, the Company shall issue and, upon receipt of an authentication order in accordance with Sec-tion 202, the Trustee shall authenticate (i) one or more Unrestricted Global Securities in an aggregate principal amount equal to the principal amount of Physical Securities transferred pursuant to paragraph (B) above.

                  (d)  Transfer and Exchange of Physical Securities.
                       --------------------------------------------

                  (i)  Transfer of a Physical Security to Another Physical
                       ---------------------------------------------------
         Security. Following the occurrence of one or more of the events
         --------
         specified in Section 206(a), a Physical Security may be transferred to Persons who take delivery thereof in the form of another Physical Security if the Registrar receives the following:

                       (A) if the transfer is being effected pursuant to and in
                  accordance with Rule 144A, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item 3(a) thereof; or

                       (B) if the transfer is being effected pursuant to and in
                  accordance with Regulation S, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item 3(b) thereof.

                  (ii) Transfer and Exchange of Restricted Physical Security
                       -----------------------------------------------------
         for Physical Security Which Does Not Bear the Securities Act Legend.
         -------------------------------------------------------------------
         Following the occurrence of one or more of the events specified in
         Section 206(a), a Restricted Physical Security may be exchanged by the Holder thereof for a Physical Security or transferred to a Person who takes delivery thereof in the form of a Physical Security which does not bear the Securities Act Legend if:

                       (A) such exchange or transfer is effected pursuant to the
                  Exchange Registration Statement in accordance with the Registration Rights Agreement;

                       (B) any such transfer is effected pursuant to the Shelf
                  Registration Statement in accordance with the Registration Rights Agreement; or

                       (C) the Registrar receives a certificate from such Holder
                  in the form of Exhibit C hereto, including the certifications in item 1(c) thereof and an Opinion of Counsel in form reasonably acceptable to the Company, to the effect that such exchange or transfer is in compliance with the Securities Act and, that the restrictions on transfer contained herein and in
                  Section 206(f) hereof are not required
                  in order to maintain compliance with the Securities Act.

                  (iii) Exchange of Physical Securities. When Physical
                        -------------------------------
         Securities are presented by a Holder to the Registrar with a request to register the exchange of such Physical Securities for an equal principal amount of Physical Securities of other authorized denominations, the Registrar shall make the exchange as requested only if the Physical Securities are endorsed or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by such Holder or by his attorney duly authorized in writing and shall be issued only in the name of such Holder or its nominee. The Physical Securities issued in exchange for Physical Securities shall bear the Securities Act Legend and shall be subject to all restrictions on transfer contained herein in each case to the same extent as the Physical Securities so exchanged.

                  (iv)  Return of Physical Securities. In the event of a
                        -----------------------------
         transfer pursuant to clauses (i) or (ii) above and the Holder thereof as delivered certificates representing an aggregate principal amount of Securities in excess of that to be transferred, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Physical Security or Securities of any authorized denomination requested by the Holder, in an aggregate principal amount equal to the portion of the Security not so transferred.

                  (e)   Exchange Offer. Upon the occurrence of the Exchange
                        --------------
Offer (as defined in the Registration Rights Agreement) in accordance with the Registration Rights Agreement, the Company shall issue and, upon receipt of an authentication order in accordance with Section 202, the Trustee shall authenticate one or more Unrestricted Global Securities in an aggregate principal amount equal to the principal amount of the interests in the Initial Global Securities and Restricted Physical Securities tendered for acceptance by persons participating therein. Concurrently with the issuance of such Securities, the Trustee shall cause the aggregate principal amount of the applicable Initial Global Securities to be reduced accordingly and direct DTC to make a corresponding reduction in its book-entry system. The Trustee shall cancel any Restricted Physical Certificates in accordance with Section 209 hereof.

                  In the case that one or more of the events specified in
Section 206(a) have occurred, upon the occurrence of such Exchange Offer, the Company shall issue and, upon receipt of an authentication order in accordance with Section 202, the Trustee shall authenticate Unrestricted Physical Securities in an aggregate principal amount equal to the principal amount of the

Restricted Physical Securities tendered for acceptance by persons participating therein.

                  (f)  Legends.
                       -------

                  Each Initial Global Security and each Restricted Physical Security shall bear the legend (the "Securities Act Legend") in substantially
                                     ---------------------
the following form:

         "THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(a) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING
         THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT OR (c) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE."

                  (g)  Global Security Legend.  Each Global Security shall bear
                       ----------------------
a legend in substantially the following form:

                  "UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC") TO A NOMINEE OF DTC, OR BY ANY SUCH NOMINEE OF DTC, OR BY DTC TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESEN-

         TATIVE OF DTC, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC). ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 206 OF THE INDENTURE."

                  (h) Cancellation and/or Adjustment of Global Securities. At
                      ---------------------------------------------------
such time as all interests in the Global Securities have been exchanged for Physical Securities, all Global Securities shall be returned to or retained and canceled by the Trustee in accordance with Section 209 hereof. At any time prior to such cancellation, if any interest in a Global Security is exchanged for an interest in another Global Security or for Physical Securities, the principal amount of Securities represented by such Global Security shall be reduced accordingly and an endorsement shall be made on such Global Security, by the Trustee to reflect such reduction.

                  (i) General Provisions Relating to All Transfers and
                      ------------------------------------------------
Exchanges.
---------

                  (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Global Securities and Physical Securities upon a written order signed by an Officer of the Company or at the Registrar's request.

                  (ii) No service charge shall be made to a Holder for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any stamp or transfer tax or similar governmental charge payable in connection therewith (other than any such stamp or transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 208, 806, 916, 917 and 1008 hereof).

                  (iii) All Global Securities and Physical Securities issued upon any registration of transfer or exchange of

         Global Securities or Physical Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Global Securities or Physical Securities surrendered upon such registration of transfer or exchange.

                   (iv) The Company shall not be required (A) to issue, to register the transfer of or to exchange Securities during a period beginning at the opening of business 15 days before the day of any selection of Securities for redemption under Section 1004 hereof and ending at the close of business on the day of selection, (B) to register the transfer of or to exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part or (C) to register the transfer of or to exchange a Security between a record date and the next succeeding Interest Payment Date.

                    (v) Prior to due presentment for the registration of a transfer of any Security, the Trustee, any Agent and the Company may deem and treat the Person in whose name any Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest on such Securities and for all other purposes, and none of the Trustee, any Agent or the Company shall be affected by notice to the contrary.

SECTION 207.  Replacement Securities.
              ----------------------

                   If any mutilated Security is surrendered to the Trustee, the Company shall execute, the Guarantors shall execute their Guarantee endorsed thereon and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                   If there shall be delivered to the Company and the Trustee
(i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be reasonably required by them to save each of them, the Guarantors and any agent of any of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount, having endorsed thereon the Guarantee of the Guarantors, duly executed by the Guarantors, and bearing a number not contemporaneously outstanding.

                   Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security, and the Guarantee endorsed thereon, shall constitute an original additional contractual obligation of the Company and the Guarantors whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 208.  Temporary Securities.
              --------------------

                  Pending the preparation of definitive Securities, the Company may execute and, upon Company Order, the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and having endorsed thereon the Guarantees substantially of the tenor of the definitive Guarantees in lieu of which they are issued, duly executed by the Guarantors, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities and the Guarantees may determine, as evidenced by their execution of such Securities and Guarantees.

                  If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 902, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations and like tenor having endorsed thereon Guarantees executed by the Guarantors. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

SECTION 209.  Cancellation.
              ------------

                  All Securities surrendered for payment, redemption or registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Com pany may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be destroyed by the Trustee and upon the Company's written request, the Trustee shall deliver a certificate of destruction to the Company.

SECTION 210.  Defaulted Interest.
              ------------------

                  Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days prior to the date of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Regis-ter, not less than five Business Days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid not later than the fifteenth day after such Special Record Date to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date.

                           (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payments shall be deemed practicable by the Trustee.

SECTION 211.  CUSIP or CINS Number.
              --------------------

                  The Company in issuing the Securities may use a "CUSIP" or "CINS" number, and if so, such CUSIP or CINS number shall be included in notices of redemption or exchange as a convenience to Holders; provided that any such
                                                       --------
notice may state that no representation is made as to the correctness or accuracy of the CUSIP or CINS number printed in the notice or on the Securities, and that reliance may be placed only on the other identification numbers printed on the Securities. The Company will promptly notify the Trustee of any change in the CUSIP or CINS number.

SECTION 212.  Payments of Interest.
              --------------------

                  (a) The Holder of a Physical Security at the close of business on the regular record date with respect to any Interest Payment Date shall be entitled to receive the interest and Additional Interest, if any, payable on such Interest Payment Date notwithstanding any transfer or exchange of such Physical Security subsequent to the regular record date and prior to such Interest Payment Date, except if and to the extent the Company shall default in the payment of the interest or Additional Interest due on such Interest Payment Date, in which case such Defaulted Interest and Additional Interest, if any, shall be paid in accordance with Section 210; provided that, in the event of an exchange of a Physical Security for a beneficial interest in any Global Security subsequent to a regular record date or any special record date and prior to or on the related Interest Payment Date or other payment date under Section 210, any payment of the interest and Additional Interest payable on such payment date with respect to any such Physical Security shall be made to the Person in whose name such Physical Security was registered on such record date. Payments of interest on the Global Securities will be made to the Holder of the Global Security on each Interest Payment Date; provided that, in the event of an exchange of all or a portion of a Global Security for Physical Security subsequent to the regular record date or any special record date and prior to or on the related Interest Payment Date or other payment date under Section 210 any payment of interest or Additional Interest payable on such Interest Payment Date or other payment date with respect to the Physical Security shall be made to the Holder of the Global Security.

                  (b) The Trustee shall pay interest and Additional Interest, if any, to DTC, with respect to any Global Security held by DTC, on the applicable Interest Payment Date in accordance with instructions received from DTC at least five Business Days before the applicable Interest Payment Date.


                                 ARTICLE THREE

                          Satisfaction and Discharge


SECTION 301.  Satisfaction and Discharge of Indenture.
              ---------------------------------------

                  This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (1)    either

                         (A) all Securities theretofore authenticated and
                  delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 207 and (ii) Securities for whose payment money has thereto fore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 903) have been delivered to the Trustee for cancellation; or

                         (B) all such Securities not theretofore delivered to
                  the Trustee for cancellation

                         (i) have become due and payable, or

                            (ii) will become due and payable at their Stated Maturity within one year, or

                           (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company in the case of (i), (ii) or (iii) above has irrevocably deposited or caused to be irrevocably deposited with the Trustee as trust funds in trust for the purpose an amount in cash sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture pursuant to this Article Three, the obligations of the Company to the Trustee under Section 507, and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 302 and the last paragraph of Section 903 shall survive.

SECTION 302.  Application of Trust Money.
              --------------------------

                  Subject to the provisions of the last paragraph of Section 903, all money deposited with the Trustee pursuant to Section 301 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

                                 ARTICLE FOUR

                                   Remedies


SECTION 401.  Events of Default.
              -----------------

                  "Event of Default", whenever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) failure to pay the principal of (or premium, if any, on) any Security when due; or

                  (2) failure to pay any interest on any Security when due, and such failure continues for a period of 30 days; or

                  (3) default, on the applicable Purchase Date, in the purchase of Securities required to be purchased by the Company pursuant to an Offer to Purchase; or

                  (4) failure to perform or to comply with any of the provisions of Section 701; or

                  (5) failure to perform any covenant or agreement of the Company in this Indenture or the Securities (other than a covenant or agreement referred to in the foregoing clause (1), (2), (3) or (4)) and such failure continues for the period and after the notice specified below; or

                  (6) default under the terms of one or more instruments evidencing or securing Indebtedness for money borrowed by the Company or any Subsidiary of the Company having an outstanding principal amount of $5 million or more individually or in the aggregate, which results in the acceleration of the payment of such Indebtedness or which shall constitute the failure to pay principal when due at the stated maturity of such Indebtedness; or

                  (7) the rendering of a final judgment or judgments (not subject to appeal) against the Company or any Subsidiary of the Company in an aggregate amount of $5 million or more which remains undischarged or unstayed for a period of 60 days after the date on which the right to appeal has expired; or

                  (8) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or any Material Subsidiary in an involuntary case or proceeding under any applicable U.S. Federal or State or other bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or any Material Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Material Subsidiary under any applicable U.S. Federal or State or other law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Material Subsidiary or of any substantial part of the property of the Company or any Material Subsidiary, or ordering the winding up or liquidation of the affairs of the Company or any Material Subsidiary, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 30 consecutive days; or

                    (9) the commencement by the Company or any Material Subsidiary of a voluntary case or proceeding under any applicable U.S. Federal or State or other bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company or any Material Subsidiary to the entry of a decree or order for relief in respect of the Company or any Material Subsidiary in an involuntary case or proceeding under any applicable U.S. Federal or State or other bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company or any Material Subsidiary, or the filing by the Company or any Material Subsidiary of a petition or answer or consent seeking reorganization or relief under any applicable U.S. Federal or State, Canadian federal or provincial or other applicable law, or the consent by the Company or any Material Subsidiary to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or any Material Subsidiary or of any substantial part of the property of the Company or any Material Subsidiary, or the making by the Company or any Material Subsidiary of an assignment for the benefit of creditors, or the admission by the Company or any Material Subsidiary in writing of its inability to pay its debts generally as they become due; and

                    (10) the Guarantee of any Guarantor which is a Material Subsidiary ceases to be in full force and effect (other than in accordance with the terms of such Guarantee and this Indenture) or is declared null and void and unenforceable or found to be invalid or any Guarantor which is a Material Subsidiary denies its liability under its Guarantee (other than by reason of a release of such Guarantor from its Guarantee in accordance with the terms of such Guarantee and this Indenture).

                  A Default under Section 401(5) hereof is not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% in aggregate principal amount of the outstanding Securities notify the Company and the Trustee, of the Default and the Company does not cure the Default within 30 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default." If such Default is cured within such time period, it ceases.

SECTION 402.  Acceleration of Maturity; Rescission and Annulment.
              --------------------------------------------------

                  If an Event of Default (other than an Event of Default with respect to the Company specified in Section 401(8) or (9)) occurs and is continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of the out standing Securities may declare the principal of all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal and any accrued interest shall become immediately due and payable. If an Event of Default with respect to the Company specified in
Section 401(8) or (9) occurs, the principal of and any accrued interest on the Securities then outstanding shall ipso facto become immediately due and payable
                                  ---- -----
without any declaration or other act on the part of the Trustee or any Holder.

                  At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                  (1) the Company has paid or deposited or caused to be paid or deposited with the Trustee a sum sufficient to pay

                         (A)  all overdue interest on all Securities,

                         (B) the principal of (and premium, if any, on) any Securities which have become due otherwise than by such declaration of acceleration (including any Securities required to have been purchased on the Purchase Date pursuant to an Offer to Purchase made by the Company) and interest thereon at the rate provided by the Securities,

                        (C) interest upon overdue interest at the rate provided by the Securities, and

                        (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

         and

                  (2) all Events of Default, other than the nonpayment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in
         Section 413.

                  No such rescission shall affect any subsequent Default or impair any right consequent thereon.

SECTION 403.  Collection of Indebtedness and Suits for Enforcement by Trustee.
              ---------------------------------------------------------------

                  The Company covenants that if

                  (1) Default is made in the payment of any interest on any Security when such interest becomes due and payable and such Default continues for a period of 30 days, or

                  (2) Default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof or, with respect to any Security required to have been purchased pursuant to an Offer to Purchase made by the Company, at the Purchase Date thereof, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, and interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate provided by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company, any Guarantor or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company, any Guarantor or any other obligor upon the Securities, wherever situated.

                  If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 404.  Trustee May File Proofs of Claim.
              --------------------------------

                  In case of any judicial proceeding relative to the Company, any Guarantor or any other obligor upon the Securities, its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same, and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 507.

                  No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee in vote in respect of the claim of any Holder in any such proceeding.

SECTION 405.  Trustee May Enforce Claims Without Possession of Securities.
              -----------------------------------------------------------

                  All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 406.  Application of Money Collected.
              ------------------------------

                  Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid;

                  FIRST:  To the payment of all amounts due the Trustee under
         Section 507; and

                  SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively.

SECTION 407.  Limitation on Suits.
              -------------------

                  Subject to Section 408, no Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, the Guarantees or the Securities or for any other remedy hereunder, unless

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                  (2) the Holders of not less than 25% in aggregate principal amount of the outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                    (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

SECTION 408.  Unconditional Right of Holders To Receive Principal, Premium and
              ----------------------------------------------------------------
              Interest.
              --------

                  Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 210) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date or in the case of an Offer to Purchase made by the Company and required to be accepted as to such Security, on the Purchase Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 409.  Restoration of Rights and Remedies.
              ----------------------------------

                  If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Guarantors, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 410.  Rights and Remedies Cumulative.
              ------------------------------

                  Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities as described in
Section 207, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 411.  Delay or Omission Not Waiver.
              ----------------------------

          No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 412.  Control by Holders.
              ------------------

          The Holders of a majority in aggregate principal amount of the outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture,

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

          (3) the Trustee may refuse to follow any direction that the Trustee determines in good faith is unduly prejudicial to the rights of other Holders or would involve the Trustee in personal liability.

The Trustee shall be entitled to indemnification reasonably satisfactory to it against losses or expenses caused by the taking of such action.

SECTION 413.  Waiver of Past Defaults.
              -----------------------

          The Holders of not less than a majority in aggregate principal amount of the outstanding Securities may on behalf of the Holders of all the Securities waive any past Default hereunder and its consequences, except a Default

          (1) in the payment of the principal of (or premium, if any) or interest on any Security (including any Security which is required to have been purchased pursuant to an Offer to Purchase which has been made by the Company), or

          (2) in respect of a covenant or provision hereof which under Article Eight cannot be modified or amended without the consent of the Holder of each outstanding Security affected.

          Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

SECTION 414.  Undertaking for Costs.
              ---------------------

          In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act. This Section 414 shall not apply to a suit by the Trustee, a suit by a Holder or Holders of more than 10% in aggregate principal amount of the outstanding Securities or any suit instituted by any Holder to receive the payment of the principal of (and premium, if any) or interest on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date or, in the case of an Offer to Purchase made by the Company and required to be accepted as to such Security, on the Purchase Date).

SECTION 415.  Waiver of Stay or Extension Laws.
              --------------------------------

          Each of the Company and the Guarantors covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each of the Company and the Guarantors (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantages of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                 ARTICLE FIVE

                                  The Trustee


SECTION 501.  Certain Duties and Responsibilities.
              -----------------------------------

          The duties and responsibilities of the Trustee shall be as provided by
Section 315 of the Trust Indenture Act (or any successor section of the Trust Indenture Act which sets forth the duties and responsibilities of trustees under the Trust Indenture Act). Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 502.  Notice of Default.
              -----------------

          If a Default occurs and is known to the Trustee, the Trustee shall, subject to the provisions of the next sentence, give the Holders notice of such Default. Except in the case of a Default described in Section 401(1), (2) or
(3), the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interest of the Holders.

SECTION 503.  Certain Rights of Trustee.
              -------------------------

          Subject to the provisions of Section 501:

          (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors of the Company may be sufficiently evidenced by a Board Resolution of the Company;

          (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (4) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company or any Guarantor, personally or by agent or attorney during normal business hours; and

          (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

SECTION 504.  Not Responsible for Issuance of Securities.
              -------------------------------------------

              The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or of the Guarantees endorsed thereon (except for the Trustee's certificate of authentication) or the ability of the Company or the Guarantors to discharge their respective obligations here under, including payment when due of the principal of, premium if any, and interest on the Securities. The Trustee shall not be accountable for the use or application by the Company of the proceeds thereof.

SECTION 505.  May Hold Securities.
              -------------------

          The Trustee, any Paying Agent or any Security Registrar or any other agent for the Company or any Guarantor, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 508 and 513, may otherwise deal with the Company or any Guarantor with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent, as the case may be.

SECTION 506.  Money Held in Trust.
              -------------------

          Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company or any Guarantor.

SECTION 507.  Compensation and Reimbursement.
              ------------------------------

          Each of the Company and the Guarantors agrees, jointly and severally,

          (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense (including reasonable attorneys' fees) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

          To secure the Company's and the Guarantors' payment obligations in this Section 507, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay the principal of or premium, if any, or interest on particular Securities.

          Both the Company's and the Guarantors' payment obligations pursuant to this Section 507 shall survive the discharge of this Indenture. When the Trustee incurs expenses after the occurrence of an Event of Default specified in Section 501(8) or (9), the expenses are intended to constitute expenses of administration under any bankruptcy law.

SECTION 508.  Disqualification; Conflicting Interests.
              ---------------------------------------

          If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

SECTION 509.  Corporate Trustee Required; Eligibility.
              ---------------------------------------

          There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $150,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligi-ble in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 510.  Resignation and Removal; Appointment of
              Successor.
              ---------------------------------------

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 511.

          (b) The Trustee may resign at any time by giving written notice thereof to the Company and the Guarantors. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (c) The Trustee may be removed at any time by Holders of a majority in aggregate principal amount of the outstanding Securities.

          (d) If at any time:

          (1) the Trustee shall fail to comply with Section 508 after written request therefor by the Company or by any Holder, or

          (2) the Trustee shall cease to be eligible under Section 509 and shall fail to resign after written request therefor by the Company or by any Holder, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 514, any Holder may, on behalf of himself and all other Holders, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office the Holders of a majority in aggregate principal amount of the outstanding Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

          (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 104. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

SECTION 511.  Acceptance of Appointment by Successor.
              --------------------------------------

          Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and the Guarantors and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor

Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or any Guarantor or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder subject to the lien provided in Section 507. Upon request of any such successor Trustee, the Company and the Guarantors shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

          No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 512.  Merger, Conversion, Consolidation or
              Succession to Business.
              ------------------------------------

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust busi-ness of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 513.  Preferential Collection of Claims Against
              the Company and Any Guarantor.
              -----------------------------------------

          If and when the Trustee shall be or become a creditor of the Company, any Guarantor or any other obligor upon the Securities, the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company, such Guarantor or any such other obligor.

                                  ARTICLE SIX

             Holders' Lists and Reports by Trustee and the Company


SECTION 601.  Company To Furnish Trustee Names and
              Addresses of Holders.
              ------------------------------------

          The Company will furnish or cause to be furnished to the Trustee

          (a) semiannually, not more than 15 days prior to each Interest Payment Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date; and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list, names and addresses received by the Trustee in its
---------
capacity as Security Registrar.

SECTION 602.  Preservation of Information;
              Communication to Holders.
              ----------------------------

          (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 601 and the names and addresses of Holders received by the Trustee in its capacity as Security Regis-trar. The Trustee may destroy any list furnished to it as provided in Section 601 upon receipt of a new list so furnished.

          (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities and the corresponding rights and duties of the Trustee shall be provided by the Trust Indenture Act.

          (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company, the Guarantors and the Trustee that none of the Company, any Guarantor, the Trustee nor any agent of any of them shall be held accountable by reason of any disclosure of information as to the names and ad-dresses of Holders made pursuant to the Trust Indenture Act.

SECTION 603.  Reports by Trustee.
              ------------------

          (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

          (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission, with the Company and each Guarantor. The Company will notify the Trustee when the Securities are listed on any stock exchange and of any delisting thereof.

SECTION 604.  Reports by Company.
              ------------------

          The Company and the Guarantors shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to the Trust Indenture Act; provided that any such information, documents or reports required to be filed with Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.


                                 ARTICLE SEVEN

                           Consolidation and Merger


SECTION 701.  Mergers, Consolidations and Certain
              Sales of Assets.
              -----------------------------------

          Neither the Company nor any Subsidiary will consolidate or merge with or into any Person, and the Company will not, and will not permit any of its Subsidiaries to, sell, lease, convey or otherwise dispose of all or substantially all of the Company's consolidated assets (as an entirety or sub-stantially an entirety in one transaction or a series of related transactions, including by way of liquidation or dissolution) to any Person unless, in each such case:

          (i) the entity formed by or surviving any such consolidation or merger (if other than the Company or such Subsidiary, as the case may be), or to which such sale, lease, conveyance or other disposition shall have been made (the "Surviving Entity"), is a corporation organized and existing under the laws of the United States, any state thereof or the District of Columbia;

          (ii) the Surviving Entity assumes by supplemental indenture all of the obligations of the Company or such Subsidiary, as the case may be, on the Securities or such Subsidiary's Guarantee, as the case may be, and under this Indenture;

          (iii) immediately after giving effect to such transaction and the use of any net proceeds therefrom on a pro forma basis, the Consolidated Net Worth of the Company or the Surviving Entity (in the case of a transaction involving the Company), as the case may be, would be at least equal to the Consolidated Net Worth of the Company immediately prior to such transaction;

          (iv) immediately after giving effect to such transaction and the use of any net proceeds therefrom on a pro forma basis, the Company or the Surviving Entity (in the case of a transaction involving the Company), as the case may be, could incur at least $1.00 of Indebtedness pursuant to clause (a)(i) of Section 908;

          (v) immediately before and after giving effect to such transaction and treating any Indebtedness which becomes an obligation of the Company or any of its Subsidiaries as a result of such transaction as having been In-curred by the Company or such Subsidiary, as the case may be, at the time of the transaction, no Default or Event of Default shall have occurred and be continuing; and

          (vi) if, as a result of any such transaction, property or assets of the Company or a Subsidiary of the Company would become subject to a Lien not excepted from the provisions described under Section 912, the Company, any such Subsidiary or the Surviving Entity, as the case may be, shall have secured the Securities as required by said Section 912.

          The provisions of this Section 701 shall not apply to any consolidation or merger of a Subsidiary of the Company with or into the Company or a Wholly Owned Subsidiary of the Company or any transaction pursuant to which a Guarantor's Guarantee is to be released in accordance with the terms of
Section 1103 in connection with any transaction complying with the provisions of
Section 916.

            The Company or any Guarantor, as the case may be, will deliver to the Trustee prior to consummation of the proposed transaction an Officers' Certificate that the transaction upon consummation thereof would comply with all of the requirements of this Section.

SECTION 702.  Successor Substituted.
              ---------------------

          Upon any consolidation of the Company or any Subsidiary of the Company with, or merger of the Company or any such Subsidiary into, any other Person or any sale, lease, conveyance or other disposition of all or substantially all of the Company's consolidated assets (as an entirety or substantially as an entirety in one transaction or a series of related trans-actions, including by way of liquidation or dissolution) in accordance with
Section 701, upon the execution of a supplemental indenture by the Surviving Entity in form and substance satisfactory to the Trustee (as evidenced by the Trustee's execution thereof), the Surviving Entity shall succeed to, and be substituted for, and may exercise every right and power of and shall assume all obligations of, the Company or such Subsidiary, as the case may be, under this Indenture and the Securities or the Guarantees, as the case may be, with the same effect as if such Surviving Entity had been named as the Company or such Subsidiary, as the case may be, herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities or the Guarantees, as the case may be.


                                 ARTICLE EIGHT

                            Supplemental Indentures


SECTION 801.  Supplemental Indentures Without Consent
              of Holders.
              ---------------------------------------

          Without the consent of any Holders, the Company and the Guarantors, when authorized by respective Board Resolutions, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

          (2) to evidence the succession of another Person to any Guarantor and the assumption by any such successor of the covenants of such Guarantor herein and in the Guarantees; or

          (3) to add to the covenants of the Company or the Guarantors for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company or any Guarantor; or

          (4) to secure the Securities pursuant to the requirements of
    Section 912 or otherwise; or

          (5) to comply with any requirements of the Commission in order to effect and maintain the qualification of this Indenture under the Trust Indenture Act; or

          (6) to cure any ambiguity; or

          (7) to make any other change that does not adversely affect the rights of any Holder; or

          (8) to reflect the release of a Guarantor from its obligations with respect to its Guarantee in accordance with the provisions of Section 1103 and to add a Guarantor pursuant to the requirements of Section 1107.

          After an amendment by supplemental indenture under this Section, the Company will mail to the Holders a notice describing the amendment; provided, that, the failure to mail such notice will not affect the validity of any such supplemental indenture.

SECTION 802.  Supplemental Indentures with Consent of Holders.
              -----------------------------------------------

          With the consent of the Holders of not less than a majority in aggregate principal amount of the outstanding Securities, the Company and the Guarantors, when authorized by respective Board Resolutions, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental
                              --------  -------
indenture shall, without the consent of the Holder of each outstanding Security affected thereby,

          (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable thereon, or change the place of payment where, or the coin or currency in which, any Security or any principal, premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date or, in the case of an Offer to Purchase, on or after the applicable Purchase Date), or

          (2) reduce the percentage in principal amount of the outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver provided for in this Indenture, or

          (3) modify any of the provisions of this Section or Section 413, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each outstanding Security affected thereby, or

          (4) modify the ranking or priority of the Securities or the Guarantee of any Guarantor which is a Material Subsidiary, or release any Guarantor which is a Material Subsidiary from any of its obligations under its Guarantee or this Indenture otherwise than in accordance with the terms of this Indenture, or

          (5) modify the provisions relating to any Offer to Purchase (including any related definitions) required under Section 916 or Section 917 in a manner materially adverse to the Holders thereof.

          It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent approves the substance thereof.

SECTION 803.  Execution of Supplemental Indentures.
              ------------------------------------

          In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 501) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture, that such supplemental indenture complies with the terms of this Indenture and that such supplemental indenture is enforceable against the Company, the Guarantors or their respective successors as applicable, in accordance with its terms. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 804.  Effect of Supplemental Indentures.
              ---------------------------------

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purpose; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 805.  Conformity with Trust Indenture Act.
              -----------------------------------

          Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

SECTION 806.  Reference in Securities to Supplemental Indentures.
              --------------------------------------------------

          Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company and the Guarantors shall so determine, new Securities and the Guarantees endorsed thereon so modified as to conform, in the opinion of the Company and the Guarantors, to any such supplemental indenture may be prepared and executed by the Company and the Guarantors and authenticated and delivered by the Trustee in exchange for outstanding Securities.

SECTION 807.  Revocation and Effect of Consents.
              ---------------------------------

          (a) Until a supplemental indenture becomes effective, a consent to it by a Holder of a Security is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to such Holder's Security or portion of a Security if the Trustee receives written notice of revocation before the date the supplemental indenture becomes effective. A supplemental indenture becomes effective in accordance with its terms and thereafter binds every Holder.

          (b) The Company may, but will not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any supplemental indenture. If a record date is fixed, then notwithstanding the provisions of clause (a) of this Section, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, will be entitled to consent to such supplemental indenture or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No consent will be valid or effective for more than 90 days after such record date unless consents from Holders of the principal amount of Securities required hereunder for such supplemental indenture to be effective have also been given and not revoked within such 90-day period.

                                 ARTICLE NINE

                                   Covenants


SECTION 901.  Payment of Principal, Premium and Interest.
              ------------------------------------------

          The Company will duly and punctually pay the principal of (and premium, if any) and interest (including Additional Interest, if any) on the Securities in accordance with and at the interest rates specified by the terms of the Securities and this Indenture.

          In the event the Company is not the Paying Agent, principal, premium, if any, and interest will be considered paid on the date due if the Trustee or Paying Agent holds on that date money deposited by the Company designated for and sufficient to pay all principal, premium, if any, and interest then due. In the event the Company, any of its Subsidiaries or any Affiliate of the Company or any of its Subsidiaries is the Paying Agent, principal and interest will be considered paid on the date actual payment is mailed or delivered to the Holders entitled to such payments.

          The Company shall pay interest on overdue principal at the same rate per annum borne by the Securities. The Company shall pay interest on overdue installments of interest at the same rate per annum borne by the Securities, to the extent lawful.

SECTION 902.  Maintenance of Office or Agency.
              -------------------------------

          The Company and the Guarantors will maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company and the Guarantors in respect of the Securities, any Guarantee endorsed on the Securities and this Indenture may be served. The Company and the Guarantors will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company or any Guarantor shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 104. The Company and the Guarantors hereby initially designate the office of First Union National Bank, 40 Broad Street, Fifth Floor, Suite 550, New York, New York 10004, as their office or agency in the Borough of Manhattan, The City of New York, to receive all such presenta-tions, surrenders, notices or demands until changed as permitted in this Indenture.

          The Company may also from time to time designate one or more other offices or agencies (in or outside the Borough of Manhattan, The City of New
York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however,
                                                              --------  -------
that no such designation or rescission shall in any manner relieve the Company or any Guarantor of their obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 903.  Money for Security Payments To Be Held in Trust.
              -----------------------------------------------

          If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and pre-mium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

          Whenever the Company shall have one or more Paying Agents, it will, on or before each due date of the principal of (and premium, if any) or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

          The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any Default by the Company (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest; and

          (3) at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent, as the case may be; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money or United States Government Obligations deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company and the Guarantors for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being
       --------  -------
required to make any such repayment in excess of $50,000, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 904.  Existence.
              ---------

          Subject to Article Seven and Section 916, the Company will do or cause to be done all things necessary to, and will cause each of its Subsidiaries to, preserve and keep in full force and effect its respective existence, rights (charter and statutory) and franchises; provided, however, that neither the
                                        --------  -------

Company nor any of its Subsidiaries shall be required to preserve any such right or franchise if the Board of Directors of the Company in good faith shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company or such Subsidiary, as the case may be, and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 905.  Maintenance of Properties.
              -------------------------

          The Company will cause all material properties used or useful in the conduct of its business or the business of any Subsidiary of the Company to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from
--------  -------
discontinuing the operation or maintenance of any of such properties if such discontinuance is, as determined by the Company in good faith, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

SECTION 906.  Payment of Taxes and Other Claims.
              ---------------------------------

          The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, all (i) taxes, assessments and governmental charges levied or imposed upon the Company or any of its Subsidiaries or upon the income, profits or property of the Company or any of its Subsidiaries and (ii) lawful claims for labor, materials and supplies which, in each case, if unpaid, might by law become a material liability or Lien upon any property of the Company or any of its Subsidiaries; provided,
                                                                  --------
however, that the Company shall not be required to pay or discharge or cause to
-------
be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and for which an adequate reserve has been established to the extent required by GAAP.

SECTION 907.  Maintenance of Insurance.
              ------------------------

          The Company shall, and shall cause each of its Subsidiaries to, keep at all times all of their properties which are of an insurable nature insured against loss or damage with insurers believed by the Company to be responsible to the extent that property of similar character is usually so insured by corporations similarly situated and owning like properties in accordance with good business practice. The Company shall, and shall cause each of its Subsidiaries to, use the proceeds from any such insurance policy to invest in the business of the Company or such Subsidiary, as the case may be, or otherwise as the Board of Directors of the Company shall determine in its good faith judgment.

SECTION 908.  Limitation on Indebtedness.
              --------------------------

          (a) The Company will not, and will not permit any of its Subsidiaries to, Incur any Indebtedness except, subject to the provisions set forth in
Section 909: (i) Indebtedness of the Company or its Subsidiaries, if immediately after giving effect to the Incurrence of such Indebtedness and the receipt and application of the net proceeds thereof, the Consolidated Cash Flow Ratio of the Company for the four full fiscal quarters for which quarterly or annual financial statements are available next preceding the Incurrence of such Indebtedness, calculated on a pro forma basis as if such Indebtedness had been incurred at the beginning of such four full fiscal quarters, would be greater than 2.00 to 1 if such Indebtedness is Incurred on or before December 31, 1997 and 2.25 to 1 if such Indebtedness is Incurred after December 31, 1997; (ii) Indebtedness of the Company, and guarantees of such Indebtedness by any Guarantor, Incurred under the Senior Credit Facility in an aggregate principal amount at any one time not to exceed the greater of (x) $187.5 million or (y) the sum of (A) 80% of Eligible Accounts Receivable and (B) 65% of Eligible Inventory; (iii) Indebtedness owed by the Company to any Wholly Owned Subsidiary of the Company (provided that such Indebtedness is at all times held by a
                --------
Person which is a Wholly Owned Subsidiary of the Company) or Indebtedness owed by a Subsidiary of the Company to the Company or a Wholly Owned Subsidiary of the Company (provided that such Indebtedness is at all times held by the Company
             --------
or a Person which is a Wholly Owned Subsidiary of the Company); provided,
                                                                --------
however, upon either (x) the transfer or other disposition by such Wholly Owned
-------
Subsidiary or the Company of any Indebtedness so permitted under this clause
(iii) to a Person other than the Company or another Wholly Owned Subsidiary of the Company or (y) the issuance (other than directors' qualifying shares), sale, transfer or other disposition of shares of Capital Stock or other ownership interests (including by consolidation or merger) of such Wholly Owned Subsidiary to a Person other than the Company or another such Wholly Owned Subsidiary of the Company, the provisions of this clause (iii) shall no longer be applicable to such Indebtedness and such Indebtedness shall be deemed to have been
Incurred at the time of any such issuance, sale, transfer or other disposition, as the case may be; (iv) Indebtedness Incurred by a Person prior to the time
(x) such Person becomes a Subsidiary of the Company, (y) such Person merges into or consolidates with a Subsidiary of the Company or (z) another Sub-
sidiary of the Company merges into or consolidates with such Person (in a transaction in which such Person becomes a Subsidiary of the Company), which Indebtedness was not Incurred in anticipation or contemplation of such transaction and was outstanding prior to such transaction; (v) Indebtedness of the Company or its Subsidiaries under any interest rate or currency swap agreement to the extent entered into to hedge any other Indebtedness permitted under this Indenture; (vi) Capital Lease Obligations of the Company or its Subsidiaries Incurred with respect to a Sale and Leaseback Transaction which was made in accordance with the provisions of Section 913; (vii) Indebtedness Incurred to renew, extend, refinance or refund (collectively for purposes of this clause (vii), to "refund") any Indebtedness outstanding on the Issue Date and Indebtedness Incurred under the prior clause (i) or the Securities; provided, however, that (x) such Indebtedness does not exceed the principal
--------  -------
amount of Indebtedness so refunded plus the amount of any premium required to be paid in connection with such refunding pursuant to the terms of the Indebtedness refunded or the amount of any premium reasonably determined by the Company as necessary to accomplish such refunding by means of a tender offer, exchange offer or privately negotiated repurchase, plus the expenses of the Company or such Subsidiary Incurred in connection therewith and (y)(A) in the case of any refunding of Indebtedness which is pari passu with the Securities, such
                                   ---- -----
refunding Indebtedness is made pari passu with or subordinate in right of
                               ---- -----
payment to the Securities, and, in the case of any refunding of Indebtedness which is subordinate in right of payment to the Securities, such refunding Indebtedness is subordinate in right of payment to the Securities on terms no less favorable to the Holders than those contained in the Indebtedness being refunded and (B) in either case, the refunding Indebted ness by its terms, or by the terms of any agreement or instrument pursuant to which such Indebtedness is issued, does not have an Average Life that is less than the remaining Average Life of the Indebtedness being refunded and does not permit redemption or other retirement (including pursuant to any required offer to purchase to be made by the Company or a Subsidiary of the Company) of such Indebtedness at the option of the holder thereof prior to the final stated maturity of the Indebtedness being refunded, other than a redemption or other retirement at the option of the holder of such Indebtedness (including pursuant to a required offer to purchase made by the Company or a Subsidiary of the Company) which is conditioned upon a change of control of the Company pursuant to provisions substantially similar to those contained in Section 917; (viii) Indebtedness of the Company or its Subsidiaries Incurred for the purpose of financing all or any part of the purchase price or the cost of construction or improvement of any property, provided that the aggregate principal amount of such Indebtedness does not
--------
exceed 100% of such purchase price or cost and any Lien associated with such Indebtedness complies with clause (iv) of Section 912; (ix) Indebtedness of the Company or its Subsidiaries not otherwise permitted to be Incurred pursuant to clauses (i) through (viii) above which, together with any other outstanding Indebtedness Incurred pursuant to this clause (ix), has an aggregate principal amount not in excess of $10 million at any time outstanding; and (x) Indebtedness of the Company and its Subsidiaries under the Securities and the Guarantees.

              (b) The Company will not, and the Company will not cause or permit any Guarantor to, directly or indirectly, Incur any Indebtedness that purports to be by its terms (or by the terms of any agreement governing such Indebtedness) subordinated in right of payment to any other Indebtedness of the Company or of such Guarantor, as the case may be, unless such Indebtedness is also by its terms (or by the terms of any agreement governing such Indebtedness) made expressly subordinated in right of payment to the Securities or the Guarantee of such Guarantor, as the case may be, to the same extent and in the same manner as such Indebtedness is subordinated to such other Indebtedness of the Company or such Guarantor, as the case may be.

SECTION 909.  Additional Limitation on Subsidiary
              Indebtedness.
              -----------------------------------

          In addition to the restrictions on the Incurrence of Indebtedness set forth in Section 908, the Company will not permit any of its Subsidiaries to Incur any Indebtedness (other than the guarantee of Indebtedness under the Senior Credit Facility and the 1995 Notes) in an amount which, when aggregated with (A) all Indebtedness (other than any Indebtedness included in the following clause (B) or (C)) secured by Liens permitted by the provisions of clause (viii) of Section 912 and then outstanding, (B) all Capital Lease Obligations of the Company and its Subsidiaries Incurred in compliance with the provisions of
Section 908 and then outstanding, and (C) all other Indebtedness of Subsidiaries of the Company (other than the guarantee of Indebtedness under the Senior Credit Facility and the 1995 Notes) Incurred in compliance with Section 908 and then outstanding, would exceed 10% of Consolidated Net Tangible Assets.

SECTION 910.  Limitation on Restricted Payments.
              ---------------------------------

          The Company will not, and will not permit any of its Subsidiaries to,
(i) directly or indirectly, declare or pay any dividend, or make any distribution of any kind or character (whether in cash, property or securities), in respect of any class of its Capital Stock or to the holders thereof, excluding any (x) dividends or distributions payable solely in shares of its Capital Stock (other than Disqualified Stock) or in options, warrants or other rights to acquire its Capital Stock

(other than Disqualified Stock), or (y) in the case of any Subsidiary of the Company, dividends or distributions payable to the Company or a Subsidiary of the Company, (ii) directly or indirectly, purchase, redeem or otherwise acquire or retire for value shares of Capital Stock of the Company or any of its Subsidiaries, any options, warrants or rights to purchase or acquire shares of Capital Stock of the Company or any of its Subsidiaries or any securities convertible or exchangeable into shares of Capital Stock of the Company or any of its Subsidiaries, excluding any such shares of Capital Stock, options, warrants, rights or securities which are owned by the Company or a Subsidiary of the Company, (iii) make any Investment in (other than a Permitted Investment), or payment on a guarantee of any obligation of, any Person, other than the Company or a Wholly Owned Subsidiary of the Company, or (iv) redeem, defease, repurchase, retire or otherwise acquire or retire for value, prior to any scheduled maturity, repayment or sinking fund payment, Indebtedness which is subordinate in right of payment to the Securities (each of clauses (i) through (iv) being a "Restricted Payment") if at the time thereof:

          (1) an Event of Default, or a Default, shall have occurred and be continuing, or

          (2) upon giving effect to such Restricted Payment, the Company could not Incur at least $1.00 of additional Indebtedness pursuant to clause (i) of Section 908, or

          (3) upon giving effect to such Restricted Payment, the aggregate of all Restricted Payments made after March 23, 1995 exceeds the sum of:

              (a) 50% of cumulative Consolidated Net Income of the Company (or, in the case Consolidated Net Income of the Company shall be negative, less 100% of such deficit) since April 1, 1995 through the last day of the fiscal quarter for which financial statements are available; plus

              (b) 100% of the aggregate net proceeds received after March 23, 1995, including the fair market value of property other than cash (determined in good faith by the Board of Directors of the Company as evidenced by a resolution of such Board of Directors filed with the Trustee), from the issuance of Capital Stock (other than Disqualified Stock) of the Company and warrants, rights or options on Capital Stock (other than Disqualified Stock) of the Company and the principal amount of Indebtedness that has been converted into or exchanged for Capital Stock (other than Disqualified Stock) of the Company which Indebtedness was Incurred after the Issue Date; plus

              (c) in the case of the disposition or repayment of any Investment constituting a Restricted Payment made after March 23, 1995 (other than any Investment made pursuant to clause (vi) of the following paragraph), an amount equal to the lesser of the return of capital with respect to such Investment and the cost of such Investment, in either case, less the cost of the disposition of such Investment, provided that at the time any such Investment is made the Company
          --------
          delivers to the Trustee a resolution of its Board of Directors to the effect that, for purposes of this Section, such Investment constitutes a Restricted Payment made after the Issue Date (other than an Investment made pursuant to clause (vi) of the following paragraph); plus

              (d)  $4 million.

          The foregoing provision will not be violated by (i) reason of any dividend on any class of the Capital Stock of the Company or any Subsidiary of the Company paid within 60 days after the declaration thereof if, on the date when the dividend was declared, the Company or such Subsidiary, as the case may be, could have paid such dividend in accordance with the provisions of this Indenture, (ii) the renewal, extension, refunding or refinancing of any Indebtedness otherwise permitted pursuant to clause (vii) of Section 908, (iii) the exchange or conversion of any Indebtedness of the Company or any Subsidiary of the Company for or into Capital Stock of the Company (other than Disqualified Stock of the Company), (iv) any payments, loans or other advances made pursuant to any employee benefit plans (including plans for the benefit of directors) or employment agreements or other compensation arrangements, in each case as approved by the Board of Directors of the Company in its good faith judgment evidenced by a resolution of such Board of Directors filed with the Trustee, (v) the redemption of the Company's rights issued pursuant to the Rights Agreement dated as of March 20, 1990, between the Company and Sovran Bank, N.A., as Rights Agent, as in existence on the Issue Date or (vi) so long as no Default or Event of Default has occurred and is continuing, additional Investments constituting Restricted Payments in an aggregate outstanding amount (valued at the cost thereof) not to exceed at any time 5% of Consolidated Net Tangible Assets. Each Restricted Payment described in clauses (i), (iv) and (v) of the previous sentence shall be taken into account for purposes of computing the aggregate amount of all Restricted Payments pursuant to clause (3) of the first paragraph of this Section.

SECTION 911.  Limitations Concerning Distributions and Transfers by
              -----------------------------------------------------
              Subsidiaries.
              ------------

          The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist any consensual encumbrance or restriction on the ability of any Subsidiary of the Company (i) to pay, directly or indirectly, dividends or make any other dis-tributions in respect of its Capital Stock or pay any Indebtedness or other obligation owed to the Company or any Subsidiary of the Company, (ii) to make loans or advances to the Company or any Subsidiary of the Company or (iii) to transfer any of its property or assets to the Company or any Subsidiary of the Company except for such encumbrances or restrictions existing under or by reason of (a) any agreement in effect on the Issue Date, (b) an agreement relating to any Indebtedness Incurred by such Subsidiary prior to the date on which such Subsidiary was acquired by the Company and outstanding on such date and not Incurred in anticipation or contemplation of becoming a Subsidiary and provided such encumbrance or restriction shall not apply to any assets of the Company or its Subsidiaries other than such Subsidiary, (c) customary provisions contained in an agreement which has been entered into for the sale or disposition of all or substantially all of the Capital Stock or assets of such Subsidiary, or (d) an agreement effecting a renewal, exchange, refunding or extension of Indebtedness Incurred pursuant to an agreement referred to in clause (a) or (b) above; provided, however, that the provisions contained in such renewal,
       --------  -------
exchange, refunding or extension agreement relating to such encumbrance or restriction are no more restrictive in any material respect than the provisions contained in the agreement the subject thereof in the reasonable judgment of the Board of Directors of the Company as evidenced by a resolution of such Board of Directors filed with the Trustee.

SECTION 912.  Limitation on Liens.
              -------------------

          The Company will not, and will not permit any of its Subsidiaries to, Incur any Lien on or with respect to any property or assets of the Company or any Subsidiary of the Company owned on the Issue Date or thereafter acquired to secure Indebtedness without making, or causing such Subsidiary to make, effective provision for securing the Securities (and, if the Company shall so determine, any other Indebtedness of the Company or such Subsidiary, including Indebtedness which is subordinate in right of payment to the Securities, provided that Liens securing the Securities and any Indebtedness pari passu with
--------                                                         ---- -----
the Securities are senior to such Liens securing such subordinated
Indebtedness) equally and ratably with such Indebtedness or, in the event such Indebtedness is subordinate in right of payment to the Securities, prior to such Indebtedness, as to such property or assets for so long as such Indebtedness shall be so secured.

          The foregoing restrictions shall not apply to (i) Liens in respect of Indebtedness existing on the Issue Date; (ii) Liens securing only the Securities; (iii) Liens in favor of the Company; (iv) Liens to secure Indebtedness Incurred for the purpose of financing all or any part of the pur-chase price or the cost of construction or improvement of the property subject to such Liens; provided that (a) the aggregate principal amount of any
               --------
Indebtedness secured by such a Lien does not exceed 100% of such purchase price or cost, (b) such Lien does not extend to or cover any other property other than such item of property and any improvements on such item, (c) the Indebtedness secured by such Lien is Incurred by the Company or its Subsidiary within 180 days of the acquisition, construction or improvement of such property and (d) the Incurrence of such Indebtedness is permitted by Sections 908 and 909; (v) Liens on property existing immediately prior to the time of acquisition thereof (and not created in anticipation or contemplation of the financing of such acquisition); (vi) Liens on property of a Person existing at the time such Person is merged with or into or consolidated with the Company or any Subsidiary of the Company (and not created in anticipation or contemplation thereof); (vii) Liens on property of the Company or any Subsidiary of the Company in favor of the United States of America, any state thereof or any instrumentality of either to secure payments pursuant to any contract or statute; (viii) Liens securing an aggregate principal amount of Indebtedness at any one time outstanding which, when taken together with (A) all Capital Lease Obligations of the Company and its Subsidiaries Incurred in compliance with Sections 908 and 909 and then outstanding and (B) all other Indebtedness of Subsidiaries of the Company
(other than the guarantee of Indebtedness under the Senior Credit Facility and the 1995 Notes) Incurred in compliance with Sections 908 and 909 and then outstanding, would not exceed 10% of Consolidated Net Tangible Assets; and (ix) Liens to secure Indebtedness Incurred to extend, renew, refinance or refund (or successive extensions, renewals, refinancings or refundings), in whole or in part, any Indebtedness secured by Liens referred to in the foregoing clause (i) so long as such Lien does not extend to any other property and the principal amount of Indebtedness so secured is not increased except for the amount of any premium required to be paid in connection with such refinancing pursuant to the terms of the Indebtedness refinanced or the amount of any premium reasonably determined by the Company as necessary to accomplish such refinancing by means of a tender offer, exchange offer or privately negotiated repurchase, plus the expenses of the Company or such Subsidiary Incurred in connection with such refinancing.

SECTION 913.  Limitation on Sale and Leaseback
              Transactions.
              --------------------------------

          The Company will not, and will not permit any of its Subsidiaries to, enter into any Sale and Leaseback Transaction (except for a period not exceeding 30 months) unless the Company or such Subsidiary applies the net proceeds of the property sold pursuant to the Sale and Leaseback Transaction as if such net proceeds were Net Available Proceeds subject to disposition as provided in
Section 916.

SECTION 914.  Limitation on Issuance and Sale of
              Capital Stock of Subsidiaries.
              ----------------------------------

          The Company (a) will not, and will not permit any Subsidiary of the Company to, transfer, convey, sell or other wise dispose of any shares of Capital Stock of such Subsidiary or any other Subsidiary (other than to the Company or a Wholly Owned Subsidiary of the Company) except that the Company and any Subsidiary may, in any single transaction, sell all, but not less than all, of the issued and outstanding Capital Stock of any Subsidiary to any Person, subject to complying with the provisions of Section 916, and (b) will not permit any Subsidiary of the Company to issue shares of its Capital Stock (other than directors' qualifying shares), or securities convertible into, or warrants, rights or options to subscribe for or purchase shares of, its Capital Stock to any Person other than to the Company or a Wholly Owned Subsidiary of the Company.

SECTION 915.  Transactions with Affiliates and Related
              Persons.
              ----------------------------------------

          The Company will not, and will not permit any of its Subsidiaries to, enter into any transaction with an Affiliate or Related Person of the Company (other than the Company or a Subsidiary of the Company), including, without limitation, the purchase, sale, lease or exchange of property, the rendering of any service, or the making of any guarantee, loan, advance or Investment, either directly or indirectly, involving aggregate consideration in excess of $500,000, unless (i) a majority of the disinterested directors of the Board of Directors of the Company determines, in its good faith judgment evidenced by a resolution of such Board of Directors filed with the Trustee, that such transaction is in the best interests of the Company or such Subsidiary, as the case may be; and
(ii) such transaction is, in the opinion of a majority of the disinterested di-rectors of the Board of Directors of the Company evidenced by a resolution of such Board of Directors filed with the Trustee, on terms no less favorable to the Company or such Subsidiary, as the case may be, than those that could be obtained in a comparable arm's length transaction with an entity that is not an Affiliate or a Related Person.

SECTION 916.  Limitation on Certain Asset Dispositions.
              ----------------------------------------

          (a) The Company will not, and will not permit any of its Subsidiaries to, make one or more Asset Dispositions for aggregate consideration of, or in respect of assets having an aggregate fair market value of, $5 million or more in any 12-month period, unless:

          (i) the Company or the Subsidiary, as the case may be, receives consideration for such Asset Disposition at least equal to the fair market value of the assets sold or disposed of as determined by the Board of Directors of the Company in good faith and evidenced by a resolution of such Board of Directors filed with the Trustee;

          (ii) not less than 75% of the consideration for the disposition consists of cash or readily marketable cash equivalents or the assumption of Indebtedness of the Company or such Subsidiary or other obligations relating to such assets (and release of the Company or such Subsidiary from all liability on the Indebtedness or other obligations assumed); and

          (iii) all Net Available Proceeds, less any amounts invested within 360 days of such Asset Disposition in assets related to the business of the Company (including the Capital Stock of another Person (other than the Company or any Person that is a Subsidiary of the Company immediately prior to such investment), provided that immediately after giving effect to any
                         --------
    such investment (and not prior thereto) such Person shall be a Subsidiary of the Company), are applied either (A) to an Offer to Purchase outstanding Securities at 100% of their principal amount plus accrued interest to the Purchase Date or (B) to the permanent reduction and repayment of Indebtedness then out standing under the Senior Credit Facility, to the repayment of other Indebtedness that is not subordinated in right of payment to the Securities and to the purchase of Securities pursuant to an Offer to Purchase outstanding Securities at 100% of their principal amount plus accrued interest to the Purchase Date, provided that (x) any Net Available
                                           --------
    Proceeds not applied to the repayment of Indebtedness under the Senior Credit Facility or other Indebtedness not subordinated in right of payment to the Securities in accordance with subclause (B) of this clause
    (iii) shall be added to the Net Available Proceeds to be used for an Offer to Purchase outstanding Securities and (y) the Company may defer making any Offer to Purchase out standing Securities until there are aggregate unutilized Net Available Proceeds equal to or in excess of $5 million resulting from one or more Asset Dispositions (at which time, the entire unutilized Net Available Proceeds, and not just the amount in excess of $5 million, shall be applied as required pursuant to this paragraph).

Any repayment of Indebtedness in accordance with the foregoing subclause (B) of clause (iii) shall be made pro rata, based on the principal amount (or, in the
                           --------
case of Indebtedness having unamortized discount, the accreted value thereof) of such Indebtedness outstanding. Any remaining Net Available Proceeds following the completion of the Offer to Purchase may be used by the Company for any other purpose (subject to the other provisions of this Indenture) and the amount of Net Available Proceeds then required to be otherwise applied in accordance with this Section shall be reset to zero, subject to any subsequent Asset Disposition.

          In the event that the Company makes an Offer to Purchase the Securities, the Company intends to comply with any applicable securities laws and regulations, including any applicable requirements of Section 14(e) of, and Rule 14e-1 under, the Exchange Act, and any violation of the provisions of this Indenture relating to such Offer to Purchase occurring as a result of such compliance shall not be deemed an Event of Default or a Default.

          (b) The Company will mail the Offer for an Offer to Purchase required pursuant to Section 915(a) not more than 365 days after consummation of the Asset Disposition resulting in the Offer to Purchase. Each Holder shall be entitled to tender all or any portion of the Securities owned by such Holder pursuant to the Offer to Purchase, subject to the requirement that any portion of a Security tendered must be tendered in an integral multiple of $1,000 principal amount and subject to any proration of the Offer among tendering Holders if the aggregate amount of Securities tendered exceeds the Net Available Proceeds.

          (c) Not later than the date of the Offer with respect to an Offer to Purchase pursuant to this Section 915, the Company shall deliver to the Trustee an Officers' Certificate as to the Purchase Amount.

          On or prior to the Purchase Date specified in the Offer to Purchase, the Company shall (i) accept for payment (on a pro rata basis, if necessary) Securities or portions thereof validly tendered pursuant to the Offer, (ii) deposit with the Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 903) money sufficient to pay the Purchase Price of all Securities or portions thereof so accepted and
(iii) deliver or cause to be delivered to the Trustee all Securities so accepted together with an Officers' Certificate stating the Securities or portions thereof accepted for payment by the Company. The Paying

Agent (or the Company, if so acting) shall promptly mail or deliver to Holders of Securities so accepted payment in an amount equal to the Purchase Price for such Securities, and the Trustee shall promptly authenticate and mail or deliver to each Holder a new Security or Securities equal in principal amount to any unpurchased portion of the Security surrendered as requested by the Holder. Any Security not accepted for payment shall be promptly mailed or delivered by the Company to the Holder thereof. The Company shall publicly announce the re-sults of the Offer on or as soon as practicable after the Purchase Date.

          (d) Notwithstanding the foregoing, this Section 916 shall not apply to any Asset Disposition consummated in compliance with the provisions of
Section 701 or 913 (with respect to an asset leased for a period not exceeding 30 months pursuant to a Sale and Leaseback Transaction).

SECTION 917.  Change of Control.
              -----------------

          (a) The Company shall, within 30 days following the date of the consummation of a transaction resulting in a Change of Control, mail an Offer with respect to an Offer to Purchase all outstanding Securities at a purchase price equal to 101% of their aggregate principal amount plus accrued interest to the Purchase Date. Each Holder shall be entitled to tender all or any portion of the Securities owned by such Holder pursuant to the Offer to Purchase, subject to the requirement that any portion of a Security tendered must be tendered in an integral multiple of $1,000 principal amount.

          (b) On or prior to the Purchase Date specified in the Offer to Purchase, the Company shall (i) accept for payment all Securities or portions thereof validly tendered pursuant to the Offer, (ii) deposit with the Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 903) money sufficient to pay the Purchase Price of all Securities or portions thereof so accepted and (iii) deliver or cause to be delivered to the Trustee all Securities so accepted together with an Officers' Certificate stating the Securities or portions thereof accepted for payment by the Company. The Paying Agent (or the Company, if so acting) shall promptly mail or deliver to Holders of Securities so accepted payment in an amount equal to the Purchase Price for such Securities, and the Trustee shall promptly authenticate and mail or deliver to each Holder a new Security or Securities equal in principal amount to any unpurchased portion of the Security surrendered as requested by the Holder. Any Security not accepted for payment shall be promptly mailed or delivered by the Company to the Holder thereof. The Company shall publicly announce the results of the Offer on or as soon as practicable after the Purchase Date.

          (c) A "Change of Control" will be deemed to have occurred in the event that (whether or not otherwise permitted by this Indenture) after the Issue Date (a) any Person or any Persons acting together that would constitute a "group" (for purposes of Section 13(d) of the Exchange Act, or any successor provision thereto) (a "Group"), together with any Affiliates or Related Persons thereof, shall beneficially own (as defined in Rule 13d-3 under the Exchange Act, or any successor provision thereto) at least 40% of the Voting Stock of the Company; (b) any sale, lease or other transfer (in one transaction or a series of related transactions) by the Company or any of its Subsidiaries of all or substantially all of the consolidated assets of the Company to any Person
(other than a Wholly Owned Subsidiary of the Company); (c) Continuing Directors cease to constitute at least a majority of the Board of Directors of the Company; or (d) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company.

          In the event that the Company makes an Offer to Purchase the Securities, the Company intends to comply with any applicable securities laws and regulations, including any applicable requirements of Section 14(e) of, and Rule 14e-1 under, the Exchange Act and any violation of the provisions of this Indenture relating to such Offer to Purchase occurring as a result of such compliance shall not be deemed a Default or an Event of Default.

SECTION 918.  Provision of Financial Information.
              ----------------------------------

          Whether or not the Company is subject to Section 13(a) or 15(d) of the Exchange Act, or any successor provision thereto, the Company will file with the Commission the annual reports, quarterly reports and other documents which the Company would have been required to file with the Commission pursuant to such Section 13(a) or 15(d) or any successor provision thereto if the Company were so required, such documents to be filed with the Commission on or prior to the respective dates (the "Required Filing Dates") by which the Company would have been required so to file such documents if the Company were so required. The Company will also in any event (a) within 15 days of each Required Filing Date (i) transmit by mail to all Holders, as their names and addresses appear in the Security Register, without cost to such Holders, and
(ii) file with the Trustee, copies of the annual reports, quarterly reports and other documents which the Company is required to file with the Commission pursuant to the preceding sentence, and (b) if, notwithstanding the preceding sentence, filing such documents by the Company with the Commission is not permitted under the Exchange Act, promptly upon written request supply copies of such documents to any prospective Holder. The Company will also comply with
Section 314(a) of the Trust Indenture Act.

SECTION 919.  Statement by Officers as to Default; Compliance Certificates.
              -------------------------------------------------------------

          (a) The Company will deliver to the Trustee, within 90 days after the end of each fiscal year of the Company ending after the Issue Date, an Officers' Certificate stating that a review of the activities of the Company and its Subsidiaries has been made under the supervision of the signing officers with a view to determining whether the Company and each of the Guarantors has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such officer signing such certificate, that, to the best of his knowledge, the Company and each of the Guarantors have kept, observed, performed and fulfilled each and every covenant contained in this Indenture and there is not existing any Default or Event of Default (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he may have knowledge and what action the Company and each of the Guarantors are taking or propose to take with respect thereto). For purposes of this paragraph, such compliance shall be determined without regard to any period of grace or requirement of notice. The first certificate to be delivered by the Company pursuant to this Section 919 shall be for the fiscal year ending on or about the end of December 1997.

          (b) The Company shall deliver to the Trustee, as soon as possible after the Company becomes aware of the occurrence of a Default or Event of Default, an Officers' Certificate setting forth the details of such Default or Event of Default, and the action which the Company and the Guarantors propose to take with respect thereto.

          (c) So long as (and to the extent) not contrary to the then current recommendations of the American Institute of Certified Public Accountants, the Company shall deliver to the Trustee within 90 days after the end of each fiscal year a written statement by the Company's independent public accountants stating (A) that their audit examination has included a review of the terms of this Indenture, the Securities and the Guarantees as they relate to accounting matters, and (B) whether, in connection with their audit examination, any Default or Event of Default has come to their attention and, if such a Default or Event of Default has come to their attention, specifying the nature and period of the existence thereof.

SECTION 920.  Special Covenants of the Guarantors.
              -----------------------------------

          Each Guarantor of the Securities issued under this Indenture will comply with each of the covenants contained in this Indenture that impose restrictions or obligations on such Guarantor (by virtue of being a Guarantor or otherwise) not-withstanding that the text of such covenant is worded as a restriction on or obligation of the Company.


                                  ARTICLE TEN

                           Redemption of Securities


SECTION 1001.  Right of Redemption.
               -------------------

          The Securities may be redeemed at the election of the Company, as a whole or from time to time in part, at the times and at the Redemption Prices specified in the form of Security set forth in Exhibit A together with any applicable accrued interest to the Redemption Date.

SECTION 1002.  Applicability of Article.
               ------------------------

          Redemption of Securities at the election of the Company, as permitted by any provision of this Indenture, shall be made in accordance with such provision and this Article.

SECTION 1003.  Election To Redeem; Notice to Trustee.
               -------------------------------------

          The election of the Company to redeem any Securities pursuant to
Section 1001 shall be evidenced by a Board Resolution of the Company delivered to the Trustee. In case of any redemption at the election of the Company of less than all the Securities, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed.

SECTION 1004.  Selection by Trustee of Securities To Be Redeemed.
               -------------------------------------------------

          If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from all outstanding Securities not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $1,000 or any integral multiple thereof) of the principal amount of Securities of a denomination larger than $1,000.

          The Trustee shall promptly notify the Company and the Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1005.  Notice of Redemption.
               --------------------

          Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

          All notices of redemption shall state:

          (1)  the Redemption Date,

          (2)  the Redemption Price,

          (3) if less than all the outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

          (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that, unless the Company shall default in the payment of the Redemption Price and any applicable accrued interest, interest thereon will cease to accrue on and after said date, and

          (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price.

          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

SECTION 1006.  Deposit of Redemption Price.
               ---------------------------

          On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 903) an amount of money sufficient to pay the Redemption Price of and accrued interest on all the Securities which are to be redeemed on that date.

SECTION 1007.  Securities Payable on Redemption Date.
               -------------------------------------

          Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and any applicable accrued interest) such Securities shall cease to bear interest.
Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Paying Agent at the Redemption Price, together with any applicable accrued interest to the Redemption Date.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) and accrued interest on such unpaid principal shall, until paid, bear interest from the Redemption Date at the rate provided by the Security.

SECTION 1008.  Securities Redeemed in Part.
               ---------------------------

          Upon surrender of a Security that is redeemed in part (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), the Company shall execute, the Guarantors shall execute the Guarantee endorsed upon, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


                                ARTICLE ELEVEN

                                   Guarantee


SECTION 1101.  Unconditional Guarantee.
               -----------------------

          Each Guarantor hereby unconditionally, jointly and severally, guarantees (such guarantee to be referred to herein as the "Guarantee") to each Holder of a Security authenticated and delivered by the Trustee and to the Trustee and its successors and assigns that: the principal of, premium, if any, and interest on the Securities will be promptly paid in full when due, subject to any applicable grace period, whether at maturity, by acceleration or otherwise, and interest on the overdue principal and premium, if any, Additional Interest, if any, and interest on any overdue interest of the Securities and all other obligations of the Company to the Holders or the Trustee hereunder or under the Securities will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; subject, however, to the limitations set forth in Section 1104. Each Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Securities or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that the Guarantee will not be discharged except by complete performance of the obligations contained in the Securities, this Indenture, and this Guarantee. If any Holder or the Trustee is required by any court or otherwise to return to the Company, any Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to the Company or any Guarantor, any amount paid by the Company or any Guarantor to the Trustee or such Holder, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. Each Guarantor further agrees that, as between each Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Four for the purpose of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any acceleration of such obligations as provided in Article Four, such obligations (whether or not due and payable) shall forthwith become due and payable by each Guarantor for the purpose of this Guarantee.

SECTION 1102.  Severability.
               ------------

          In case any provision of this Guarantee shall be in valid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 1103.  Release of a Guarantor.
               ----------------------

          If the Securities are defeased in accordance with the terms of this Indenture, or if all or substantially all of the assets of any Guarantor or all of the capital stock of any Guarantor is sold (including by issuance or otherwise) by the Company or any of its Subsidiaries in a transaction constitut-ing an Asset Disposition, and if (x) the Net Available Proceeds from such Asset Disposition are used in accordance with Section 916 or (y) the Company delivers to the Trustee an Officers' Certificate covenanting that the Net Available Proceeds from such Asset Disposition shall be used in accordance with Section 916 and within the time limits specified by such Section 916, then such Guarantor (in the event of a sale or other disposition of all of the capital stock of such Guarantor) or the corporation acquiring such assets (in the event of a sale or other disposition of all or substantially all of the assets of such Guarantor), shall be released and discharged from its obligations under this Article Eleven without any further action required on the part of the Trustee or any Holder. The Trustee shall, at the sole cost and expense of the Company and upon receipt at the reasonable request of the Trustee of an Opinion of Counsel that the provisions of this Section 1103 have been complied with, deliver an appropriate instrument evidencing such release upon receipt of a request by the Company accompanied by an Officers' Certificate certifying as to the compliance with this Section. Any Guarantor not so released remains liable for the full amount of principal of, premium, if any, and interest on the Securities and the other obligations of the Company hereunder as provided in this Article Eleven.

SECTION 1104.  Limitation of Guarantor's Liability.
               -----------------------------------

          Each Guarantor, and by its acceptance hereof each Holder and the Trustee, hereby confirms that it is the intention of all such parties that the guarantee by such Guarantor pursuant to its Guarantee not constitute a fraudulent transfer or conveyance for purposes of title 11 of the United States Code, as amended, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar U.S. Federal or state or other applicable law. To effectuate the foregoing intention, the Holders and such Guarantor hereby irrevocably agree that the obligations of such Guarantor under the Guarantee shall be limited to the maximum amount which, after giving effect to all other contingent and fixed liabilities of such Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Guarantee or pursuant to Section 1105, will result in the obligations of such Guarantor under the Guarantee not constituting a fraudulent transfer or conveyance.

SECTION 1105.  Contribution.
               ------------

          In order to provide for just and equitable contribution among the Guarantors, the Guarantors agree, inter se, that in the event any payment or
                                      --------
distribution is made by any Guarantor (a "Funding Guarantor") under the Guarantee, such Funding Guarantor shall be entitled to a contribution from all other

Guarantors in a pro rata amount, based on the net assets of each Guarantor
                --- ----
(including the Funding Guarantor), determined in accordance with GAAP, subject to Section 1104, for all payments, damages and expenses incurred by that Funding Guarantor in discharging the Company's obligations with respect to the Securities or any other Guarantor's obligations with respect to the Guarantee.

SECTION 1106.  Execution of Guarantee.
               ----------------------

          To further evidence their Guarantee to the Holders, the Guarantors hereby agree to execute the Guarantee in substantially the form set forth in Exhibit A-1 to be endorsed on each Security ordered to be authenticated and delivered by the Trustee. Each Guarantor hereby agrees that its Guarantee set forth in Section 1101 shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of such Guarantee. Each such Guarantee shall be signed on behalf of each Guarantor by its Chairman of the Board, its President or one of its Vice Presidents prior to the authentication of the Security on which it is endorsed, and the delivery of such Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of such Guarantee on behalf of such Guarantor. Such signature upon the Guarantee may be manual or facsimile signature of such officer and may be imprinted or otherwise reproduced on the Guarantee, and in case such officer who shall have signed the Guarantee shall cease to be such officer before the Security on which such Guarantee is endorsed shall have been authenticated and delivered by the Trustee or disposed of by the Company, such Security nevertheless may be authenticated and delivered or disposed of as though the Person who signed the Guarantee had not ceased to be such officer of the Guarantor.

SECTION 1107.  Additional Guarantors.
               ---------------------

          The Company shall cause each Material Subsidiary, whether formed or acquired after the Issue Date, to execute and deliver to the Trustee, promptly upon any such formation or acquisition (a) a supplemental indenture in form and substance satisfactory to the Trustee which subjects such Material Subsidiary to the provisions of this Indenture as a Guarantor, and (b) an Opinion of Counsel to the effect that such supplemental indenture has been duly authorized and executed by such Material Subsidiary and constitutes the legal, valid, binding and enforceable obligation of such Material Subsidiary (subject to such customary exceptions concerning fraudulent conveyance laws, creditors' rights and equitable principles as may be acceptable to the Trustee in its discretion), provided that any Material Subsidiary acquired after the Issue Date which is
--------
prohibited from entering into a Guarantee pursuant to restrictions contained in any debt instrument or other agreement in exis-tence at the time such Material Subsidiary was so acquired and not entered into in anticipation or contemplation of such acquisition shall not be required to comply with the foregoing provisions of this Section so long as any such restriction is in existence and to the extent of any such restriction.

SECTION 1108.  Subordination of Subrogation and Other
               Rights.
               --------------------------------------

          Each Guarantor hereby agrees that any claim against the Company that arises from the payment, performance or enforcement of such Guarantor's obligations under its Guarantee or this Indenture, including, without limitation, any right of subrogation, shall be subject and subordinate to, and no payment with respect to any such claim of such Guarantor shall be made before, the payment in full of all outstanding Securities in accordance with the provisions provided therefor in this Indenture.


                                ARTICLE TWELVE

                      Defeasance and Covenant Defeasance


SECTION 1201.  Defeasance and Covenant Defeasance.
               ----------------------------------

          (a) The Company may, at its option and at any time, elect to have the respective obligations of the Company and the Guarantors discharged with respect to the outstanding Securities and the Guarantees (a "defeasance") by fulfilling the applicable conditions of Section 1201(b). Such defeasance means that the Company shall be deemed to have paid and discharged the entire Indebtedness represented by the outstanding Securities, and the Company and the Guarantors shall be deemed to have satisfied all their respective other obligations under the Securities, the Guarantees and this Indenture (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following, which shall survive unless otherwise terminated or discharged hereunder: (i) the rights of Holders of outstanding Securities to receive, solely from the trust fund described in Sections 1201(b) and 1202, payments in respect of the principal of, premium, if any, and interest on such Securities when such payments are due, (ii) the Company's and the Guarantors' respective obligations with respect to the Securities concerning issuing temporary Securities (Section 208), registration of transfer or exchange of Securities (Section 206), mutilated, destroyed, lost or stolen Securities (Section 207) and the maintenance of an office or agency for payment (Section
902) and money for security payments held in trust (Section 903), (iii) the rights, powers, trusts, duties and immunities of the Trustee set forth in Arti-cles Five and Six and (iv) the defeasance provisions of this Article Twelve. In addition, the Company may, at its option and at any time, elect to have the respective obligations of the Company and the Guarantors released with respect to any covenants contained in Sections 701, 904, 905, 906, 907, 908, 909, 910, 911, 912, 913, 914, 915, 916, 917 and 918 (a "covenant defeasance") by fulfilling the applicable provisions of Section 1201(b) and such Securities shall thereafter be deemed not to be outstanding for the purposes of any direction, waiver, consent, declaration or any other act or action of the Holders (and the consequences of any thereof) taken or to be taken in connection with any of such covenants, but shall continue to be deemed outstanding for all other purposes hereunder. For this purpose such covenant defeasance means with re spect to such outstanding Securities that the Company and the Guarantors may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or by reason of reference in any such Section to any other provision herein or in any other document, and such omission to comply with any such term, condition or limitation shall not constitute a Default or an Event of Default with respect to the Securities. In the event covenant defeasance occurs, the events described in clauses (4) and
(5) (as it applies to the covenants listed in the foregoing sentence) of Section 401 shall no longer constitute Events of Default with respect to the Securities. Except as specified above, the remainder of this Indenture, the Securities and the Guarantees shall be unaffected by such covenant defeasance.

                  (b) The following shall be the conditions to application of this Section 1201:

                  (i) the Company shall have deposited or caused to be deposited irrevocably with the Trustee as trust funds, in trust for the benefit of the Holders of the Securities, cash in U.S. dollars, non-callable United States Government Obligations, or a combination thereof, in an amount sufficient without reinvestment of any interest received on such funds, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay the principal of (premium, if any) and each installment of interest on the outstanding Securities on the Stated Maturity (including upon redemption) of such principal or installment of interest;

                 (ii) in the case of defeasance, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States stating that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of the outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defea sance had not occurred;

                (iii) in the case of covenant defeasance, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States to the effect that the Holders of the outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred;

                 (iv) no Default or Event of Default shall have occurred and be continuing on the date of such deposit;

                  (v) such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company or any Guarantor is a party or by which it is bound;

                 (vi) in the case of defeasance or covenant defeasance the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that after the 91st day (or such other applicable date) following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar law affecting creditors' rights generally and that such defeasance or covenant defeasance will not result in the Trustee or the trust arising from such deposit constituting an Investment Company as defined in the Investment Company Act of 1940, as amended; and

                (vii) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance or the covenant defeasance, as the case may be, have been complied with.

                  (c) Notwithstanding defeasance or covenant defeasance in accordance with this Section 1201, the obligations of the Trustee under Section 1202 shall survive.

SECTION 1202.  Application of Trust Money.
               --------------------------

          Subject to Section 903, the Trustee shall hold in trust all money or United States Government Obligations deposited with it pursuant to Section 1201, and shall apply the deposited money and the money from United States Government Obligations in accordance with this Indenture to the payment of principal of, premium, if any, and interest on the Securities.

SECTION 1203.  Reinstatement.
               -------------

          If the Trustee is unable to apply any money or United States Government Obligations in accordance with Section 1201 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's and the Guarantors' respective obligations under this Indenture, the Securities and the Guarantees shall be revived and reinstated as though no deposit had occurred pursuant to Section 1201 until such time as the Trustee is permitted to apply all such money or United States Government Obligations in accordance with Section 1201; provided that if the Company has made any payment
                              --------
of interest or premium on or principal of any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or United States Government Obligations held by the Trustee.

                                ---------------

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

           IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                     TULTEX CORPORATION


                                     By:
                                          ----------------------------
                                          Name:
                                          Title:


                                     AKOM, LTD.


                                     By:
                                          ----------------------------
                                          Name:
                                          Title:


                                     DOMINION STORES, INC.


                                     By:
                                          ----------------------------
                                          Name:
                                          Title:


                                     LOGOATHLETIC, INC.


                                     By:
                                          ----------------------------
                                          Name:
                                          Title:


                                     LOGOATHLETIC/HEADWEAR, INC.


                                     By:
                                          ----------------------------
                                          Name:
                                          Title:


                                     SWEATJET INCORPORATED


                                     By:
                                          ----------------------------
                                          Name:
                                          Title:

                                     -92-
                                     TULTEX CANADA, INC.


                                     By:
                                          ----------------------------
                                          Name:
                                          Title:


                                     TULTEX INTERNATIONAL, INC.


                                     By:
                                          ----------------------------
                                          Name:
                                          Title:


                                     FIRST UNION NATIONAL BANK OF
                                       VIRGINIA, as Trustee


                                     By:
                                          ----------------------------
                                          Name:
                                          Title:

                                                                       EXHIBIT A

                          (FORM OF FACE OF SECURITY)

                         9 5/8% Senior Notes due 2007

No.                                                                  $
   ------------                                                       ---------
                                                             CUSIP NO. 899900AB0

          Tultex Corporation, a corporation duly organized and existing under the laws of Virginia (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _______________________, or registered assigns, the principal sum of ___________________ Dollars on April 15, 2007, and to pay interest thereon from April 17, 1997 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on April 15 and October 15 in each year, commencing October 15, 1997, at the rate of 9 5/8% per annum, until the principal hereof is paid or made available for payment, and at the same rate per annum on any overdue principal and premium and on any overdue installment of interest until paid. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 1 or October 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security
(or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interested to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than five Business Days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

          Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided,
                                                                 --------
however, that at the option of the Company payment of
-------
interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

                               TULTEX CORPORATION


                               By:
                                  -------------------------
                                  Title:

Attest:


--------------------------

Certificate of Authentication:

                  This is one of the 9 5/8% Senior Notes due 2007 referred to in the within-mentioned Indenture.

[                    ], a Trustee


By:                                                  Date:
   ----------------------------------
     Authorized Signatory

                         (FORM OF REVERSE OF SECURITY)


                  This Security is one of a duly authorized issue of Securities of the Company designated as its 9 5/8% Senior Notes due 2007 (herein called the "Securities"), limited in aggregate principal amount to $75,000,000, issued and to be issued under an Indenture, dated as of April 15, 1997 (herein called the "Indenture"), among the Company, the Guarantors listed on the signature pages thereto (herein collectively called the "Guarantors", which term includes any successor Person, or additional Guarantor, under the Indenture) and First Union National Bank of Virginia, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Securities and of the terms upon which the Securities are and the Guarantees endorsed thereon are, and are to be, authenticated and delivered.

                  The Securities are subject to redemption upon not less than 30 nor more than 60 days' notice by mail, at any time on or after April 15, 2002, as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If re-deemed during the 12-month period beginning April 15 of the years indicated,


                                                                  Redemption
Year                                                                Price
----                                                              ----------
2002                                                              104.813%
2003                                                              103.208%
2004                                                              101.604
2005 and thereafter                                               100.000

and thereafter at a Redemption Price equal to 100% of the principal amount, together in the case of any such redemption with accrued interest to the Redemption Date.

                  The Securities do not have the benefit of any sinking fund obligations.

                  In the event of redemption or purchase pursuant to an Offer to Purchase of this Security in part only, a new Security or Securities for the unredeemed or unpurchased portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

                  If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

                  The Indenture provides that, subject to certain conditions, if (i) certain Net Available Proceeds are available from an Asset Disposition or
(ii) a Change of Control occurs, the Company shall be required to make an Offer to Purchase all or a specified portion of the Securities.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantors and the rights of the Holders of the Securities under the Indenture at any time by the Company, the Guarantors and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company and the Guarantors with certain provisions of the Indenture and certain past Defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Security for registration of transfer, the Company, the Guarantors, the Trustee and any agent of the Company, the Guarantors or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and none of the Company, any Guarantor, the Trustee or any such agent shall be affected by notice to the contrary.

                  Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months. Holders of record on a Regular Record Date immediately prior to an Interest Payment Date shall be entitled to receive the interest pay able on the Securities on such Interest Payment Date notwithstanding any call for redemption of such Securities on a Redemption Date which is to occur on or subsequent to such Interest Payment Date.

                  Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors
Act).

                  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

                  The Company will furnish to any Holder of record of Securities upon written request and without charge a copy of the Indenture.

                  All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

           The Indenture, this Security and the Guarantees endorsed hereon shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law.

                              (FORM OF GUARANTEE)

                                   GUARANTEE

                  The Guarantors (as defined in the Indenture referred to in the Security upon which this notation is endorsed) hereby, jointly and severally, unconditionally guarantee (such guarantee by each Guarantor being referred to herein as the "Guarantee") the due and punctual payment of the principal of, premium, if any, and interest on the Securities, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal, premium and interest, if any, on the Securities, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee, all in accordance with the terms set forth in Article Twelve of the Indenture.

                  The Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities upon which the Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

                  This Guarantee shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law.

                  This Guarantee is subject to release upon the terms set forth in the Indenture.

                                        AKOM, LTD.
                                        DOMINION STORES, INC.
                                        LOGOATHLETIC, INC.
                                        LOGOATHLETIC/HEADWEAR, INC.
                                        SWEATJET INCORPORATED
                                        TULTEX CANADA, INC.
                                        TULTEX INTERNATIONAL, INC.


                                        By:
                                           -----------------------------
                                           Name:
                                           Title:  An Authorized
                                           Officer of Each of
                                           the Above-Listed
                                            Guarantors

                                ASSIGNMENT FORM

                  If you the Holder want to assign this Security, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Security to:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint                                                      ,
                       ------------------------------------------------------
agent to transfer this Security on the books of the Company.
The agent may substitute another to act for him.


Dated:                                   Signed:
      ----------------------                    --------------------------
                                                (Sign exactly as name
                                                appears on the other side
                                                of this Security)


Signature Guarantee:
                    ----------------------------------------------------------

                      OPTION OF HOLDER TO ELECT PURCHASE

If you the Holder want to elect to have this Security purchased by the Company, check the box: |_|

If you want to elect to have only part of this Security purchased by the Company, state the amount: $
                            ----------------

Dated:                                  Signed:
      ---------------------------              ---------------------------
                                               (Sign exactly as name
                                               appears on the other side
                                               of this Security)


Signature Guarantee:
                    -----------------------------------------------------------

                                                                       EXHIBIT B

                        FORM OF CERTIFICATE OF TRANSFER


Tultex Corporation
101 Commonwealth Boulevard
Martinsville, Virginia  24112

Attention:

[Name and Address of Registrar]

                   Re: 9 5/8% Senior Notes due 2007

                  Reference is hereby made to the Indenture, dated as of April 15, 1997 (the "Indenture"), among Tultex Corporation (the "Company"), the Guarantors named therein (the "Guarantors") and First Union National Bank of Virginia, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                  ________________, (the "Transferor") owns and proposes to transfer the Security[s] specified in Annex A hereto in the principal amount of $___ in such Security[s] (the "Transfer"), to ________ (the "Transferee"), as further specified in Annex A hereto. In the event that Transferor holds
Physical Securities, this Certificate is accompanied by one or more certificates aggregating at least the principal amount of Securities proposed to be Transferred. In connection with the Transfer, the Transferor hereby certifies that:

1. [_] Check if Transferee will take an Interest in the 144A Global Security.
       ---------------------------------------------------------------------
The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the Securities are being transferred to a Person that the Transferor reasonably believes is purchasing the Securities for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred Security will be subject to the restrictions on transfer enumerated in the Securities Act Legend and in the Indenture and the Securities Act.

2. |_| Check if Transferee will take an Interest in the Regulation S Global
       --------------------------------------------------------------------
Security pursuant to Regulation S. The Transfer is being effected pursuant to
---------------------------------
and in accordance with Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 904(b) of Regulation S under the Securities Act and (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the Security will be subject to the restrictions on Transfer enumerated in the Securities Act Legend printed on the Regulation S Global Security and in the Indenture and the Securities Act.

3. |_| Check and complete if Transferee will take delivery of a Restricted
       -------------------------------------------------------------------
Physical Security pursuant to Rule 144A or Regulation S. One or more of the
-------------------------------------------------------
events specified in Section 206(a) of the Indenture have occurred and the Transfer is being effected in compliance with the transfer restrictions applicable to Securities bearing the Securities Act Legend and pursuant to and in accordance with the Securities Act, and accordingly the Transferor hereby further certifies that (check one):

          (a) |_| such Transfer is being effected pursuant to and in accordance with Rule 144A under the Securities Act and the Transferor certifies to the effect set forth in paragraph 1 above; or

          (b) |_| such Transfer is being effected pursuant to and in accordance with Rule 904 under the Securities Act and the Transferor certifies to the effect set forth in paragraph 2 above.

4. |_| Check if Transferee will take an Interest in the Unrestricted Global
       --------------------------------------------------------------------
Security. The Transfer is being effected pursuant to and in accordance with
--------
Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture, and the restrictions on transfer contained in the Indenture and the Securities Act Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transfer Securities will no longer be subject to the restrictions on transfer enumerated in the Securities Act Legend and in the Indenture and the Securities Act.

5. [_] Check if Transferee will take an Interest in the Physical Global Security
       -------------------------------------------------------------------------
that does not bear the Securities Act Legend.  One or more of the events
--------------------------------------------
specified in Section 206(a) of the Indenture have occurred and the Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture, and the restrictions on transfer contained in the Indenture and the Securities Act Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred Securities will no longer be subject to the restrictions on transfer enumerated in the Securities Act Legend and in the Indenture and the Securities Act.

                  This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Guarantors.


                                     ---------------------------------
                                     [Insert Name of Transferor]


                                     By:
                                        -----------------------------
                                        Name:
                                        Title:


Dated:_________________

                        FORM OF ANNEX A TO CERTIFICATE
                                  OF TRANSFER


1.  The Transferor owns and proposes to transfer the following:

                           [CHECK ONE OF (a) OR (b)]

         (a) [_]   Interests in the

         (i) [_]   144A Global Security (CUSIP _____), or
        (ii) [_]   Regulation S Global Security (CINS _____).

    (b) [_]Physical Security.

    2.  That the Transferee will hold:

                              [CHECK ONE]

        (a)  [_]    Interests in the:

        (i)  [_]   144A Global Security (CUSIP _____), or
       (ii)  [_]   Regulation S Global Security (CINS _____), or
      (iii)  [_]   Unrestricted Global Security (CUSIP _____); or

   (b) [_]   Physical Securities that bear the Securities Act
             Legend;

   (c) [_]   Physical Securities that do not bear the Securities
             Act Legend;

in accordance with the terms of the Indenture.

                                                                       EXHIBIT C

                        FORM OF CERTIFICATE OF EXCHANGE


Tultex Corporation
101 Commonwealth Boulevard
Martinsville, Virginia  24112

Attention:

[Name and Address of Registrar]

               Re:  9 5/8% Senior Notes due 2007

                    (CUSIP _______________)

                  Reference is hereby made to the Indenture, dated as of
April 15, 1997 (the "Indenture"), among Tultex Corporation (the "Company"), the
                     ---------
Guarantors named therein (the "Guarantors") and First Union National Bank of Virginia, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                  __________, (the "Holder") owns and proposes to exchange the
                                    ------
Security[s] specified herein, in the principal amount of $___ in such Security[s] (the "Exchange"). In the event Holder holds Physical Securities,
                  --------
this Certificate is accompanied by one or more certificates aggregating at least the principal amount of Securities proposed to be Exchanged. In connection with the Exchange, the Holder hereby certifies that:

1. Exchange of Restricted Physical Securities or Interests in the Initial Global Security for Physical Securities that do not bear the Securities Act Legend or Unrestricted Global Securities

         (a) [_] Check if Exchange is from Initial Global Securities to the
                 ----------------------------------------------------------
Unrestricted Global Security. In connection with the Exchange of the Holder's
----------------------------
Initial Global Security to the Unrestricted Global Security in an equal principal amount, the Holder hereby certifies (i) the Unrestricted Global Securities are being acquired for the Holder's own account without transfer,
(ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Initial Global Securities and pursuant to and in accordance with the Securities Act of 1933, as amended (the "Securities Act")
                                                             --------------
and (iii) the restrictions on transfer contained in the Indenture and the Securities Act Legend are not required in order to maintain compliance with the Securities Act.

      (b) [_] Check if Exchange is from Restricted Physical Securities to an
              --------------------------------------------------------------
Interest in the Unrestricted Global Security. In connection with the Holder's
--------------------------------------------
Exchange of Restricted Physical Securities for Interest in the Unrestricted Global Security, (i) the Interest in the Unrestricted Global Security are being acquired for the Holder's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Physical Securities and pursuant to and in accordance with the Securities Act and (iii) the restrictions on transfer contained in the Indenture and the Securities Act Legend are not required in order to maintain compliance with the Securities Act.

         (c) [_] Check if Exchange is from Restricted Physical Securities to
                 -----------------------------------------------------------
Physical Securities that do not bear the Securities Act Legend. In connection
--------------------------------------------------------------
with the Holder's Exchange of a Restricted Physical Security for Physical Securities that do not bear the Securities Act Legend, the Holder hereby certifies (i) the Physical Securities that do not bear the Securities Act Legend are being acquired for the Holder's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Physical Securities and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Securities Act Legend are not required in order to maintain compliance with the Securities Act and (iv) one or more of the events specified in Section 206(a) of the Indenture have occurred.

2. [_] Check if Exchange is from Restricted Physical Securities to Interests in
       ------------------------------------------------------------------------
an Initial Global Security. In connection with the Exchange of the Holder's
--------------------------
Restricted Physical Security for interests in the Initial Global Security in the [CHECK ONE] [_] 144A Global Security, [_] Regulation S Global Security, with an equal principal amount, (i) the interests in the Initial Global Security are being acquired for the Holder's own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Physical Security and pursuant to and in accordance with the Securities Act. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Initial Global Security issued will be subject to the restrictions on transfer enumerated in the Securities Act Legend printed on the Initial Global Securities and in the Indenture and the Securities Act.

                  This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Guarantors.

                                      ------------------------------------
                                      [Insert Name of Holder]


                                      By:
                                         ---------------------------------
                                         Name:
                                         Title:


Dated:
      ---------------------


                                      C-3